EXHIBIT 99.2

Regency Centers Corporation

September 30, 2009

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At September 30, 2009, Regency’s total market capitalization was $5.4 billion.

As of September 30, 2009, the Company owned 409 shopping centers and single tenant properties, including those held in co-investment partnerships. Total gross leasable area (GLA) under management, including tenant-owned square footage was 54.1 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is over $90,000, nearly 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into its centers. In addition, 78% of the portfolio is leased to national and regional retailers. The quality of the tenant base and the strength of the Company’s tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. For the past nine years, this combination of compelling demographics and quality tenants has produced occupancy rates of approximately 95% and average net operating income (NOI) growth of 3% per year.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 194 shopping centers, including those currently in-process, representing an investment at completion of $3.0 billion. At the end of the third quarter of 2009, Regency had 42 projects under development for an estimated total investment at completion of $823.6 million. These in-process developments are 90% funded and 87% leased and committed, including tenant-owned square footage.

Regency employs a self-funding capital strategy to fund its growth. The culling of non-strategic assets and an industry-leading co-investment partnership program are integral components of this strategy. The co-investment partnerships provide an embedded market for developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past eight years, capital recycling and co-investment partnerships have enabled Regency to cost effectively fund approximately $9.0 billion in investments.

Regency has centers located in the top markets in the country and has 20 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended September 30, 2009. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

September 30, 2009

Highlights	1

Summary Information:

Definitions	2

Summary Financial Information	3

Summary Real Estate Information	4

Financial Information:

Consolidated Balance Sheets	5

Consolidated Statements of Operations (FFO format)	6

FFO and Other Information	7

Consolidated Statements of Operations (GAAP basis)	9

Summary of Consolidated Debt	10

Summary of Preferred Units and Stock	12

Investment Activity:

Acquisitions, Dispositions and Development Sales	13

Development Information	16

Co-investment Partnerships:

Unconsolidated Investments	19

Unconsolidated Balance Sheets	20

Unconsolidated Statements of Operations	22

Summary of Unconsolidated Debt	24

Real Estate Information:

Leasing Statistics	25

Average Base Rent by State	27

Portfolio Summary Report by Region	29

Significant Tenant Rents	36

Lease Expiration Schedule	38

Forward-Looking Information:

Earnings and Valuation Guidance	40

Reconciliation of FFO to Net Income	41

Highlights

September 30, 2009

Operating Results

(Wholly owned and Regency’s pro-rata share of co-investment partnerships)

For the quarter ended September 30, 2009, same property NOI declined 6.5%. Operating properties were 93.2% leased. Rental lease spreads declined 7.4%.

For the nine months ended September 30, 2009, same property NOI declined 6.4%. Operating properties were 93.2% leased. Rental lease spreads declined 3.6%.

Accounts receivables have been reduced during the quarter by $3.2 million to $16.3 million as a result of a combination of collections and write-offs. Accounts receivables now represent 2.9% of revenues, compared with 3.5% at the end of the second quarter. In addition, accounts receivables greater than 90 days have decreased by more than $0.7 million to $8.0 million, or 1.4% of revenues. The reserves for accounts receivables have been increased by more than $2.2 million to $9.2 million, effectively covering 100% of all accounts receivables greater than 60 days.

Operating Results

(Wholly owned and 100% of co-investment partnerships)

For the quarter ended September 30, 2009, same property NOI declined 7.8%. Operating properties were 93.3% leased. Rental lease spreads declined 6.3%.

For the nine months ended September 30, 2009, same property NOI declined 6.6%. Operating properties were 93.3% leased. Rental lease spreads declined 2.5%.

During the quarter, 1.4 million square feet of GLA was renewed or newly leased through 400 leasing transactions.

For the nine months ended September 30, 2009, 3.8 million square feet of GLA was renewed or newly leased through 1,139 leasing transactions.

Financial Results

Recurring Funds From Operations (FFO) for the quarter was $55.9 million, or $0.69 per diluted share. Negative FFO for the quarter was $46.4 million, or $0.58 per diluted share. Net loss attributable to common stockholders for the quarter was $84.1 million, or $1.05 per diluted share.

Development Activity

At quarter end, Regency had 42 projects in process for an estimated net development cost of $823.6 million and an expected return of 7.6%.

For more information on this development activity, please see page 16.

Acquisition & Disposition Activity

During the third quarter, Regency:

•

Purchased two co-investment properties in Regency’s Publix co-investment partnership at a cost of $17.9 million and a weighted average cap rate of 9.31%. Regency’s share of the purchase price was $8.9 million.

•	Sold one wholly owned operating property at a gross sales price of $20.2 million and a cap rate of 5.03%.

•	Sold one completed development property at a gross sales price of $0.6 million and a cap rate of 10.0%

For more information on these acquisitions & dispositions, please see pages 13-15.

Definitions

September 30, 2009

Development Properties: Properties that Regency acquires and develops, including partially operating properties specifically acquired for redevelopment, and upon sale includes related gains in its calculation of FFO. Once development properties become operating properties, related gains are no longer included in FFO unless it is owned by Regency’s taxable REIT subsidiary (TRS) and developed for the purpose of resale. A property is no longer considered a development property after the end of the third calendar year following stabilization of rent paying occupancy.

Funds From Operations (FFO): FFO is a supplemental earnings measure defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income attributable to common stockholders (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. NAREIT developed FFO as a supplement to net income and as a measure of recurring operating performance for real estate companies (April 2002). NAREIT also clarified that FFO should include the results of discontinued operations, non-recurring amounts (loss impairments, for example) except for those classified as extraordinary under GAAP, and could include certain gains and losses from the sale of undepreciated property with adequate disclosure. Regency includes gains from the sale of land or land it develops (Development Properties) in its calculation of FFO because it considers those items to be significant recurring operating amounts included in its financial results. To the extent that development sales to co-investment partnerships are impacted by the Restricted Gain Method, Regency adds back the additional gain deferral except for that amount of the ownership it has retained in the development sold.

Recurring Funds From Operations (Recurring FFO): Recurring FFO is defined as funds from operations excluding the impact of gains from the sale of development and outparcels, net of related taxes and dead deal costs, provisions for impairment, gains and losses from the early extinguishment of debt and preferred stock, restructuring charges, non-recurring transaction fees and promotes, and other one-time items.

Summary Financial Information

September 30, 2009

	Three Months Ended		Year to Date
Financial Results	2009	2008	2009	2008

Net income attributable to common stockholders	$(84,092,421)	$43,901,750	$(81,709,433)	$102,487,116
Basic EPS	$(1.05)	$0.63	$(1.09)	$1.46
Diluted EPS	$(1.05)	$0.63	$(1.09)	$1.46
Diluted EPS per share growth rate	-266.7%		-174.7%

Funds from Operations for common stockholders	$(46,364,433)	$83,561,611	$27,806,537	$213,050,005
FFO per share - Basic	$(0.58)	$1.19	$0.37	$3.05
FFO per share - Diluted	$(0.58)	$1.19	$0.36	$3.03
Diluted FFO per share growth rate	-148.7%		-88.1%

Recurring Funds from Operations for common stockholders	$55,860,840	$57,724,392	$157,029,899	$176,880,781
Recurring FFO per share - Diluted	$0.69	$0.82	$2.06	$2.51
Diluted Recurring FFO per share growth rate	-15.5%		-18.2%

Dividends paid per share and unit	$0.463	$0.725	$1.650	$2.175
Payout ratio of Diluted FFO per share	-79.7%	60.9%	458.3%	71.8%

Interest Coverage Ratios
Interest only	2.9	3.5	2.8	3.1
Capitalized interest	$4,387,556	$10,009,429	$16,305,533	$28,847,491
Fixed Charge (Regency only)	2.38	2.9	2.3	2.6
Fixed Charge (with pro-rata share of partnerships)	2.15	2.5	2.1	2.3

Capital Information	9/30/09	YTD Change	12/31/08	12/31/07

Closing common stock price per share	$37.05	$(9.65)	$46.70	$64.49
Shareholder Return (assumes no reinvestment of dividends)	-17.1%

Common Shares and Equivalents Outstanding	80,782,858	10,277,977	70,504,881	70,112,248

Market equity value of Common and Convertible shares	$2,993,005	$(299,573)	$3,292,578	$4,521,539
Non-Convertible Preferred Units and shares	325,000	—	325,000	325,000
Outstanding debt (000’s)	$2,108,345	$(27,226)	$2,135,571	$2,007,975
Total market capitalization (000’s)	$5,426,350	$(326,800)	$5,753,149	$6,854,514
Debt to Total Market Capitalization	38.9%	1.7%	37.1%	29.3%

Total real estate at cost before depreciation (000’s)	$4,420,960	$(4,935)	$4,425,896	$4,367,191
Total assets at cost before depreciation (000’s)	$4,803,390	$106,419	$4,696,971	$4,612,271
Debt to Total Assets before Depreciation	43.9%	-1.6%	45.5%	43.5%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	80,314,647	10,277,977	70,036,670	69,638,637
Exchangeable O.P. Units held by noncontrolling interests	468,211	—	468,211	473,611

Total Common Shares and Equivalents	80,782,858	10,277,977	70,504,881	70,112,248

Summary Real Estate Information

September 30, 2009

Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

	9/30/09	6/30/09	9/30/08	6/30/08
Gross Leasable Area (GLA)	28,996,138	29,444,233	31,349,242	31,767,020
GLA including anchor-owned stores	35,093,573	35,718,793	37,534,412	37,827,268
% leased - Operating and development properties	91.2%	90.7%	89.4%	89.8%
% leased - Operating properties only	93.2%	93.0%	94.3%	94.6%
% leased - Same store properties only	93.3%	93.2%	94.4%	94.6%
Average % leased - Same store properties only	93.4%	93.4%	94.7%	94.8%
Rental rate growth - YTD (1)	-3.6%	-1.6%	11.6%	10.8%
Same property NOI growth - YTD	-6.4%	-6.3%	2.5%	2.6%
Same property NOI growth without termination fees - YTD	-6.7%	-6.4%	2.5%	2.8%
Same property NOI growth without provision for doubtful accounts - YTD	-3.5%	-3.0%	2.5%	2.6%

Wholly Owned and 100% of Co-investment Partnerships

	9/30/09	6/30/09	9/30/08	6/30/08
Gross Leasable Area (GLA)	45,883,496	46,267,519	50,775,179	50,673,749
GLA including anchor-owned stores	54,121,854	54,682,877	59,312,371	58,860,516
GLA under development	3,782,156	3,926,433	5,260,239	4,977,702
Number of retail shopping centers	409	409	443	443
Number of centers under development (excluding expansions)	40	41	45	45
Number of grocery-anchored shopping centers	330	330	356	358
% leased - Operating and development properties	92.0%	91.8%	91.7%	92.1%
% leased - Operating properties only	93.3%	93.3%	94.8%	95.2%
% leased - Same store properties only	93.4%	93.4%	94.7%	95.1%
Average % leased - Same store properties only	93.6%	93.7%	94.9%	95.0%
Rental rate growth - YTD (1)	-2.5%	-0.6%	11.6%	10.7%
Same property NOI growth - YTD	-6.6%	-6.0%	2.6%	2.9%
Same property NOI growth without termination fees - YTD	-6.7%	-6.2%	2.9%	3.4%
Same property NOI growth without provision for doubtful accounts - YTD	-4.0%	-3.4%	2.6%	2.9%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

September 30, 2009 and December 31, 2008 and 2007

	2009	2008	2007
Assets
Real estate investments at cost:
Operating properties	$3,105,432,084	2,897,155,188	3,059,355,894
Properties in development	963,467,095	1,078,885,554	905,929,461

	4,068,899,179	3,976,040,742	3,965,285,355
Operating properties held for sale	18,440,594	66,446,995	—
Less: accumulated depreciation	632,406,943	554,595,228	497,498,468

	3,454,932,830	3,487,892,509	3,467,786,887
Investments in real estate partnerships	333,620,476	383,407,837	401,906,064

Net real estate investments	3,788,553,306	3,871,300,346	3,869,692,951

Cash and cash equivalents	173,798,229	21,533,019	18,667,717
Notes receivable	26,340,938	31,438,066	44,542,740
Accounts receivable, net of allowance for uncollectible accounts	35,931,011	66,201,397	41,554,935
Straight line rent receivables, net of reserves	39,517,534	37,595,112	33,886,045
Deferred costs, less accumulated amortization	56,803,440	57,476,785	52,784,152
Acquired lease intangible assets, net	10,660,543	12,902,821	17,228,065
Other assets	39,377,571	43,927,921	36,416,422

Total assets	$4,170,982,572	4,142,375,467	4,114,773,027

Liabilities and Equity
Liabilities:
Notes payable	$1,880,678,047	1,837,904,495	1,799,974,913
Unsecured credit facilities	227,666,667	297,666,667	208,000,000

Total notes payable	2,108,344,714	2,135,571,162	2,007,974,913

Tenants’ security and escrow deposits	10,823,535	11,571,209	11,436,472
Acquired lease intangible liabilities, net	6,368,665	7,864,832	10,353,746
Derivative instruments, at fair value	39,036,010	83,690,668	9,836,422
Accounts payable and other liabilities	105,092,665	141,395,128	154,642,385

Total liabilities	2,269,665,589	2,380,092,999	2,194,243,938

Equity:
Stockholder’s Equity:
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	859,762	756,349	751,687
Additional paid in capital, net of treasury stock	1,983,436,521	1,666,851,277	1,654,866,575
Accumulated other comprehensive (loss) income	(64,969,460)	(90,974,415)	(18,916,000)
Distributions in excess of net income	(361,529,894)	(155,057,436)	(68,935,219)

Total stockholders’ equity	1,832,796,929	1,696,575,775	1,842,767,043

Noncontrolling Interests:
Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	7,557,836	8,568,856	10,211,917
Limited partners’ interest in consolidated partnerships	11,804,241	7,979,860	18,392,152

Total noncontrolling interests	68,520,054	65,706,693	77,762,046

Total equity	1,901,316,983	1,762,282,468	1,920,529,089

Total liabilities and equity	$4,170,982,572	4,142,375,467	4,114,773,027

Ratios	2009	2008	2007
Debt to real estate assets, before depreciation	47.7%	48.3%	46.0%
Debt to total assets, before depreciation	43.9%	45.5%	43.5%
Debt to total assets, before depreciation and including prorata share of JV’s (note a)	48.2%	50.0%	48.9%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	54.0%	55.8%	54.8%
Unsecured assets to total real estate assets (wholly owned only)	82.5%	87.5%	87.5%
Unsecured NOI to total NOI (wholly owned only)	79.9%	86.8%	87.5%

(a)	debt ratio would be 45.8% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations

For the Periods Ended September 30, 2009 and 2008

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2009	2008	2009	2008

Real Estate Revenues:
Minimum rent	$89,498,205	88,419,371	$264,816,211	261,932,648
Percentage rent	234,965	630,686	1,242,443	1,711,839
Recoveries from tenants	23,267,699	22,641,352	68,250,338	67,062,673
Termination Fees	1,643,285	579,868	2,673,454	1,830,760
Other income	4,820,227	4,520,268	7,648,029	7,704,463

	119,464,381	116,791,545	344,630,475	340,242,383

Real Estate Operating Expenses:
Operating and maintenance	16,646,878	15,458,918	48,542,763	46,189,204
Provision for doubtful accounts	2,420,728	(290)	7,689,776	74,130
Real estate taxes	14,551,734	13,048,959	43,493,400	38,395,428

	33,619,340	28,507,587	99,725,939	84,658,762

Net Operating Income	85,845,041	88,283,958	244,904,536	255,583,621

Fees, Development and Outparcel Gains:
Asset management fees	3,077,893	2,870,275	7,720,373	8,685,036
Property management fees	3,584,731	3,875,507	11,199,766	12,025,635
Transaction and other fees	7,781,484	372,509	8,834,665	5,252,590
Leasing commissions	1,162,075	627,691	2,506,217	2,195,417
Development gains	—	19,453,604	3,986,520	23,933,023
Gain (loss) on sale of outparcels	(85,455)	792,083	(85,455)	3,726,230
Dead deal costs	(3,373,417)	(3,856,749)	(3,671,557)	(4,615,404)
Provision for income tax (expense)	508,866	(156,306)	749,809	334,188

	12,656,177	23,978,614	31,240,338	51,536,715

Other Operating Expense (Income):
General and administrative	12,150,947	9,494,429	37,327,543	36,770,164
Franchise taxes	407,168	434,246	1,516,631	1,498,060
Depreciation and amortization (including FF&E)	29,808,360	27,378,439	87,767,343	79,932,360
Interest expense, net	30,629,317	22,682,542	82,787,188	68,672,701
(Gain) loss on sale of operating properties including taxes	(194)	(7,938,234)	132,463	(8,148,845)
Deferred gains under the Restricted Gain Method	—	10,716,188	—	10,716,188
Provision for impairment - wholly owned properties	102,032,772	1,111,601	104,401,989	1,827,601

	175,028,370	63,879,211	313,933,157	191,268,229

Equity in Income (Loss) of Unconsolidated Partnerships:
Operating income (loss) including development gains	(926,914)	1,820,706	(1,567,133)	4,740,754
Gain (loss) on sale of operating properties	(579)	(3,745)	1,225,738	833,611
Provision for impairment - JV properties	(1,156,725)	—	(26,054,103)	—

	(2,084,218)	1,816,961	(26,395,498)	5,574,365

Net Income (Loss)	(78,611,370)	50,200,322	(64,183,781)	121,426,472

Noncontrolling Interests:
Preferred units	931,248	931,248	2,793,744	2,793,744
Exchangeable operating partnership units	(461,566)	326,748	(390,075)	785,745
Limited partners’ interest in consolidated partnerships	92,578	121,785	365,610	603,494

Net Income Attributable to Noncontrolling Interests	562,260	1,379,781	2,769,279	4,182,983

Net Income (Loss) Attributable to Controlling Interests	(79,173,630)	48,820,541	(66,953,060)	117,243,489

Preferred Stock Dividends	4,918,791	4,918,791	14,756,373	14,756,373

Net Income (Loss) Attributable to Common Stockholders	$(84,092,421)	43,901,750	$(81,709,433)	102,487,116

These Consolidated Statements of Operations are not accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report who wish to understand the Company’s operations without reclassifying sales of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations (FFO) and Other Information

For the Periods Ended September 30, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008

Reconciliation of Net income (loss) to Funds from Operations

Net income (loss) attributable to common stockholders	$(84,092,421)	43,901,750	$(81,709,433)	102,487,116
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	24,771,560	22,739,591	71,738,077	66,596,300
Depreciation and amortization - unconsolidated partnerships	9,591,931	10,356,130	28,310,765	31,585,481
Consolidated JV partners’ share of depreciation	(130,873)	(131,116)	(404,204)	(395,216)
Amortization of leasing commissions and intangibles	3,956,551	3,586,810	11,354,683	10,256,848
(Gain) loss on sale of operating properties, including JV’s	385	(7,934,490)	(1,093,276)	(8,982,457)
Gain deferrals under the Restricted Gain Method	0	10,716,188	0	10,716,188
Noncontrolling interest of exchangeable partnership units	(461,566)	326,748	(390,075)	785,745

Funds From Operations (a)	$(46,364,433)	83,561,611	$27,806,537	213,050,005

Reconciliation of FFO to Recurring FFO

Funds from operations	$(46,364,433)	83,561,611	$27,806,537	213,050,005
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gains, net of dead deal costs and tax	2,950,006	(26,948,820)	(979,317)	(34,094,225)
Provisions for impairment	103,189,497	1,111,601	131,878,424	1,827,601
Loss (gain) on early debt extinguishment	2,708,917	0	2,708,917	0
Restructuring charges	1,158,337	0	3,396,822	0
Transaction fees and promotes not recurring	(7,781,484)	0	(7,781,484)	(3,902,600)

Recurring Funds From Operations (a)	$55,860,840	57,724,392	$157,029,899	176,880,781

FFO Per Share Reconciliation (Diluted):
Net income (loss) attributable to common stockholders	$(1.05)	$0.63	$(1.09)	$1.46
Adjustments to reconcile to Funds from Operations per share:
Depreciation and amortization - consolidated real estate	0.31	0.32	0.94	0.95
Depreciation and amortization - unconsolidated partnerships	0.12	0.15	0.37	0.45
Consolidated JV partners’ share of depreciation	(0.00)	(0.00)	(0.01)	(0.01)
Amortization of leasing commissions and intangibles	0.05	0.05	0.15	0.15
(Gain) on sale of operating properties	0.00	(0.11)	(0.01)	(0.13)
Gain deferrals under the Restricted Gain Method	—	0.15	—	0.15

Funds From Operations	$(0.58)	$1.19	$0.36	$3.03

Reconciliation of FFO to Recurring FFO

Funds from operations	$(0.58)	$1.19	$0.36	$3.03
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gains, net of dead deal costs and tax	0.04	(0.38)	(0.01)	(0.49)
Provisions for impairment	1.28	0.02	1.73	0.03
Loss (gain) on early debt extinguishment	0.03	—	0.04	—
Restructuring charges	0.01	—	0.04	—
Transaction fees and promotes not recurring	(0.10)	—	(0.10)	(0.06)

Funds From Operations - Recurring	$0.69	0.82	$2.06	2.51

(a)	See the definition of Funds from Operations and Recurring Funds from Operations included on page 2 of this supplemental report.

Additional Disclosures

For the Periods Ended September 30, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008

Additional Disclosures:

Straight-line rental income, net of reserve	$1,565,876	1,396,061	$2,440,224	4,424,188
Above- and below- market rent amortization	453,673	531,278	1,393,233	1,860,902
Pro-rata share of JV straight-line rental income, net	390,667	516,650	564,705	683,810
Pro-rata share of JV above- and below- mkt rent amortization	1,130,332	831,755	2,284,598	2,130,414

FFO impairment losses including pro-rata share of JV’s	$103,189,497	1,111,601	$131,878,424	1,827,601
Debt premium amortization income	31,966	38,897	95,898	184,982
Stock based compensation expense	1,836,395	1,492,475	5,227,885	7,063,460
Capitalized direct leasing compensation costs	3,003,171	3,191,651	9,009,513	10,485,462
Capitalized direct development compensation costs	974,817	8,606,237	6,410,198	29,012,177

Fees earned from 3rd parties as reported for GAAP	$15,606,183	7,745,982	$30,261,021	28,158,678
Fees earned from 3rd parties, excluding REG owned portion	14,506,874	6,443,508	26,921,455	24,137,069

Components of same property NOI (wholly owned and Regency’s pro-rata share of co-investment partnerships):
Revenues	$114,481,708	118,005,725	$346,734,081	354,313,725
Expenses	32,115,630	29,870,003	100,489,810	91,231,315

Same property NOI	$82,366,078	88,135,722	$246,244,271	263,082,410

Capital Expenditures (non-revenue enhancing only):

Leasing commissions - consolidated properties (a)	$2,819,715	2,476,507	$6,773,291	7,085,605
Tenant improvements - consolidated properties	682,914	948,005	2,998,956	3,187,867
Building improvements - consolidated properties	2,226,481	3,741,431	4,777,295	7,609,018

Pro-rata share of unconsolidated leasing commissions	$475,215	297,482	$1,346,757	1,147,627
Pro-rata share of unconsolidated tenant improvements	168,633	129,443	560,753	492,778
Pro-rata share of unconsolidated building improvements	592,936	561,386	1,077,121	1,651,705

(a)	2008 3rd Qtr and YTD commissions have been revised from the previous year’s 3rd quarter supplemental report to reflect a rate change applied to all 2008 leasing transactions during the 4th quarter 2008. Full year 2008 amounts previously reported remain unchanged.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended September 30, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Revenues:
Minimum rent	$88,870,695	85,559,304	$262,278,008	253,500,582
Percentage rent	234,965	630,686	1,242,443	1,711,839
Recoveries from tenants and other income	29,030,165	27,354,775	77,316,482	75,271,413
Management fees and commissions	15,606,183	7,745,982	30,261,021	28,158,678

Total revenues	133,742,008	121,290,747	371,097,954	358,642,512

Operating Expenses:
Depreciation and amortization	29,800,980	26,829,766	87,716,979	77,858,294
Operating and maintenance	16,578,036	14,995,549	48,138,385	44,348,807
General and administrative	12,150,947	9,494,429	37,327,543	36,770,164
Real estate taxes	14,451,018	12,508,887	42,912,077	37,009,928
Provision for doubtful accounts	2,420,728	(290)	7,689,776	47,549
Other operating expense	3,271,719	5,611,307	4,489,254	7,077,369

Total operating expenses	78,673,429	69,439,648	228,274,014	203,112,111

Other Expense (Income):
Interest expense, net of interest income	27,920,400	22,682,542	80,078,271	68,672,701
Loss (Gain) on sale of properties	85,455	(14,685,229)	85,455	(17,619,376)
Provision for impairment	102,032,772	1,111,601	104,401,989	1,827,601
Loss on early debt extinguishment	2,708,917	—	2,708,917	—

Total other expense (income)	132,747,544	9,108,914	187,274,632	52,880,926

Income (loss) before equity in income (loss) of investments in real estate partnerships	(77,678,965)	42,742,184	(44,450,692)	102,649,475

Equity in income (loss) of investments in real estate partnerships	(2,084,218)	1,816,961	(26,395,498)	5,574,365

Income (loss) from continuing operations	(79,763,183)	44,559,145	(70,846,190)	108,223,840

Discontinued Operations, net:
Operating income from discontinued operations	1,151,619	1,720,890	2,757,478	4,490,294
Gain on sale of properties	194	3,920,287	3,904,931	8,712,338

Income from discontinued operations	1,151,813	5,641,175	6,662,409	13,202,632

Net income (loss)	(78,611,370)	50,200,322	(64,183,781)	121,426,472

Noncontrolling Interests:
Preferred units	(931,248)	(931,248)	(2,793,744)	(2,793,744)
Exchangeable operating partnership units	461,566	(326,748)	390,075	(785,745)
Limited partners’ interest in consolidated partnerships	(92,578)	(121,785)	(365,610)	(603,494)

Net income attributable to noncontrolling interests	(562,260)	(1,379,781)	(2,769,279)	(4,182,983)

Net income (loss) attributable to controlling interests	(79,173,630)	48,820,541	(66,953,060)	117,243,489

Preferred Stock Dividends	(4,918,791)	(4,918,791)	(14,756,373)	(14,756,373)

Net income (loss) attributable to common stockholders	$(84,092,421)	43,901,750	$(81,709,433)	102,487,116

These consolidated statement of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

September 30, 2009 and December 31, 2008

Total Debt Outstanding:	9/30/09	12/31/08

Mortgage loans payable:
Fixed rate secured loans	$393,286,697	235,151,262
Variable rate secured loans	5,520,703	5,129,602
Unsecured debt offering fixed rate	1,481,870,648	1,597,623,631
Unsecured credit facilities	227,666,667	297,666,667

Total	$2,108,344,714	2,135,571,162

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (a)	Total

2009	$1,389,638	5,008,714	—	6,398,352
2010	5,393,474	17,043,042	140,461,000	162,897,516
2011	5,802,560	11,276,039	421,152,667	438,231,266
2012	5,609,333	—	250,000,000	255,609,333
2013	5,536,435	16,356,020	—	21,892,454
2014	4,227,046	13,847,430	150,000,000	168,074,476
2015	3,136,469	46,250,768	350,000,000	399,387,237
2016	2,624,442	14,161,144	—	16,785,586
2017	1,883,140	75,510,745	400,000,000	477,393,885
2018	1,208,718	57,357,574	—	58,566,292
>10 years	—	106,000,000	—	106,000,000
Net unamortized debt discount		(815,332)	(2,076,352)	(2,891,683)

	$36,811,255	361,996,144	1,709,537,315	2,108,344,714

(a) Includes unsecured public debt and Unsecured credit facilities

Percentage of Total Debt:			9/30/09	12/31/08
Fixed			88.94%	85.83%
Variable			11.06%	14.17%

Current Average Interest Rates:(b)
Fixed			6.66%	6.40%
Variable			1.46%	2.86%
Effective Interest Rate			6.09%	5.90%

(b) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed			November 20, 2014	March 9, 2014
Variable			January 31, 2011	January 30, 2011

Summary of Consolidated Debt

September 30, 2009 and December 31, 2008

Lender	Secured Property	Rate	Maturity	9/30/09	12/31/08
Fixed Rate Loans:
Debt Offering	Unsecured	7.750%	4/1/09	$—	50,000,000
Allstate Insurance Company of America	Ashford Perimeter	8.950%	8/1/09	—	3,088,657
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	4/1/10	9,735,685	9,841,760
Debt Offering	Unsecured	8.450%	9/1/10	130,439,501	149,955,051
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,271,303	5,386,880
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,396,046	2,448,581
Debt Offering	Unsecured	7.950%	1/15/11	173,455,272	219,937,658
Wachovia Securities	Market at Opitz Crossing	7.300%	3/1/11	11,567,194	11,709,916
Debt Offering	Unsecured	7.250%	12/12/11	19,971,893	19,962,519
Debt Offering	Unsecured	6.750%	1/15/12	249,914,150	249,886,556
PNC Bank	Gateway Shopping Center	7.110%	5/1/13	19,493,229	20,059,535
Allstate Insurance Company of America	North Hills	7.370%	1/1/14	4,663,310	5,085,252
TIAA	Northgate Square	5.640%	1/10/14	6,410,613	6,545,227
Debt Offering	Unsecured	4.950%	4/15/14	149,829,279	149,800,825
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	7/1/14	8,461,264	8,716,215
Aid Association of Lutherans	Murryhill Marketplace	5.220%	1/1/15	8,074,956	8,239,195
United of Omaha Life Insurance Co.	Fleming Island	7.400%	2/5/15	1,665,589	1,848,096
Escrow Bank, USA	Twin City Plaza	5.650%	4/6/15	43,230,246	43,647,216
Debt Offering	Unsecured	5.250%	8/1/15	349,712,504	349,675,010
Municipal Tax Bonds Payable	Friars Mission Center	7.600%	9/2/15	792,495	792,495
GMAC	Naples Walk	6.150%	8/11/16	17,345,973	17,620,993
Jefferson Pilot	Peartree Village	8.400%	6/1/17	10,024,858	10,307,134
Allianz Life Insurance Company of N. A.	4S Commons Town Center	6.000%	6/10/17	62,500,000	62,500,000
Debt Offering	Unsecured	5.875%	6/15/17	398,548,050	398,406,012
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	8/1/17	9,145,889	9,290,502
TIAA	Westchase	5.520%	7/10/18	8,581,526	8,743,042
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%	12/1/18	17,000,000	—
Guardian Life Insurance Company	El Cerrito Plaza	6.380%	12/1/18	41,741,853	—
Allianz Life Insurance Company of N. A.	Tassajara Crossing	7.750%	7/10/19	19,800,000	—
Allianz Life Insurance Company of N. A.	Plaza Hermosa	7.750%	7/10/19	13,800,000	—
Allianz Life Insurance Company of N. A.	Sequoia Station	7.750%	7/10/19	21,100,000	—
Allianz Life Insurance Company of N. A.	Mockingbird Common	7.750%	7/10/19	10,300,000	—
Allianz Life Insurance Company of N. A.	Sterling Ridge	7.750%	7/10/19	13,900,000	—
Allianz Life Insurance Company of N. A.	Frisco Prestonbrook	7.750%	7/10/19	6,800,000	—
Allianz Life Insurance Company of N. A.	Wellington Town Square	7.750%	7/10/19	12,800,000	—
Allianz Life Insurance Company of N. A.	Berkshire Commons	7.750%	7/10/19	7,500,000	—
Net unamortized discounts on assumed debt of acquired properties				(815,332)	(719,434)

Total Fixed Rate Debt				$1,875,157,345	1,832,774,893

Variable Rate Loans:
US Bank	Kroger New Albany Center	LIBOR + 3.50%	10/1/09	$5,008,714	5,129,602
Wells Fargo Bank	$600 Million Line of Credit	LIBOR + 0.40%	2/11/11	—	70,000,000
Wells Fargo Bank	Term Loan	LIBOR + 1.05%	2/11/11	227,666,667	227,666,667
PNC Bank	Seminole Shoppes	LIBOR + 3.00%	9/2/11	511,988	—

Total Variable Rate Debt				$233,187,369	302,796,269

Total				$2,108,344,714	2,135,571,162

Summary of Preferred Units and Stock

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

September 30, 2009

Date	Property Name	Co-investment Partnership	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant
Consolidated:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Unconsolidated:
Acquisitions from 3rd Parties:
Publix / Regency JV Acquisition from MCW					$17,884,345	$8,942,173	9.31%
- Lynn Haven Shopping Center			Lynn Haven, FL	63,871				Publix
- Shoppes of Pebblebrooke			Naples, FL	76,767				Publix

Total				140,638	$17,884,345	$8,942,173	9.31%

Regency Contributions:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Total Acquisitions from 3rd Parties				140,638	$17,884,345	$8,942,173	9.31%

Total Acquisitions including Regency Contributions				140,638	$17,884,345	$8,942,173	9.31%

Publix / Regency JV - 50% each Publix and Regency

Operating Property Dispositions

September 30, 2009

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor Tenant
Consolidated:
Jul-09	Kingsdale		Columbus, OH	117,540	$20,200,000	$20,200,000	5.03%	Giant Eagle

				117,540	$20,200,000	$20,200,000	5.03%

Unconsolidated:
Jan-09	Regency Village	Other	Orlando, FL	83,170	$13,750,000	$6,875,000	7.48%	Publix
Mar-09	Brookville Plaza	MCW	Lynchburg, VA	63,665	$7,800,000	$1,950,000	7.59%	Kroger

				146,835	$21,550,000	$8,825,000	7.50%

	Total Dispositions			264,375	$41,750,000	$29,025,000	5.78%

	MCW - Regency owns 25%
	Other - Regency owns 50%

Development Sales

September 30, 2009

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant

Sales to Co-investment Partnerships:

None				0	$0	$0	0.00%	—

				0	$0	$0	0.00%

Sales to Third Parties:

Jan-09 Lynnwood H-Mart			Lynnwood, WA	77,028	$14,900,000	$14,900,000	7.70%	H-Mart

Jul-09 Harding Place			Nashville, TN	4,848	$619,000	$619,000	10.00%	—

				81,876	$15,519,000	$15,519,000	7.79%

Total Development Sales				81,876	$15,519,000	$15,519,000	7.79%

In-Process Developments

September 30, 2009

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield After Partner Participation	3 Year Yield (2)	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Shoppes at Fairhope Village	AL	Mobile	Publix	07/01/09	$16,008,306	$18,588,992	$970,791	7.94%	7.40%	84,740	76%	84,740	76%
Applegate Ranch Shopping Center	CA	Merced	Home Depot, Target	08/01/08	38,050,832	61,353,552	2,808,843	4.87%	2.66%	144,444	64%	464,136	89%
Golden Hills Promenade	CA	San Luis Obispo-Paso Robles	Lowe’s	11/01/09	39,632,384	46,285,909	15,060,799	7.15%	4.17%	288,252	70%	288,252	70%
Indio Towne Center	CA	Riverside-San Bernardino-Ontario	WinCo Foods	09/01/08	41,567,612	68,946,739	146,784	6.08%	2.78%	142,790	53%	392,611	83%
Jefferson Square	CA	Riverside-San Bernardino-Ontario	Fresh & Easy	06/01/10	9,495,033	12,864,473	2,610,722	4.99%	4.46%	38,013	78%	38,013	78%
Paseo Del Sol (f.k.a Shops at Santa Barbara)	CA	Santa Barbara-Santa Maria-Goleta	Whole Foods	10/01/09	32,331,395	32,331,395	4,916,994	7.01%	6.94%	54,778	64%	54,778	64%
Plaza Rio Vista	CA	Riverside-San Bernardino-Ontario	Stater Bros.	05/01/08	18,473,969	19,268,251	509,942	7.41%	4.08%	79,519	64%	79,519	64%
Vine at Castaic	CA	Los Angeles-Long Beach-Santa Ana	NA	10/01/07	10,113,412	11,449,128	255,605	8.07%	4.89%	30,236	71%	33,736	74%
Centerplace of Greeley III	CO	Greeley	Best Buy, Sports Authority	09/01/08	16,297,150	18,355,871	858,124	8.42%	5.84%	94,090	77%	94,090	77%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	3,832,274	10,812,633	201,733	12.18%	6.48%	22,491	65%	206,796	96%
NorthGate Village	CO	Greeley	King Soopers	11/01/10	5,563,062	14,006,739	9,717,380	10.33%	9.29%	25,375	0%	145,911	83%
Shops at Quail Creek	CO	Boulder	King Soopers	05/01/09	7,392,432	16,293,734	1,435,987	11.36%	10.66%	37,585	58%	137,429	88%
Caligo Crossing	FL	Miami-Fort Lauderdale-Miami Beach	Kohl’s	10/01/08	4,305,152	23,601,846	492,205	7.65%	7.21%	10,762	75%	108,927	98%
First Street Village	FL	Cape Coral-Fort Myers	Publix	11/01/07	11,427,920	17,364,480	104,186	7.85%	5.95%	54,926	89%	54,926	89%
Hibernia Pavilion	FL	Jacksonville	Publix	08/01/08	9,531,905	10,923,368	87,383	8.61%	7.71%	51,298	93%	51,298	93%
Hibernia Plaza	FL	Jacksonville	Walgreens	11/01/07	1,540,708	5,964,817	122,956	9.60%	0.16%	8,400	33%	23,220	76%
Nocatee Town Center	FL	Jacksonville	Publix	02/01/10	14,013,304	21,612,322	6,505,060	8.02%	7.84%	69,803	80%	69,803	80%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	10,755,610	19,460,044	423,748	9.86%	5.25%	73,717	79%	88,537	83%
Seminole Shoppes	FL	Jacksonville	Publix	08/01/10	13,969,532	16,458,282	9,905,625	9.18%	8.96%	73,240	74%	73,240	74%
Suncoast Crossing Ph I	FL	Tampa-St. Petersburg-Clearwater	Kohl’s	10/01/08	8,775,354	12,697,950	677,615	7.54%	3.52%	108,434	92%	108,434	92%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg-Clearwater	Target	08/01/09	8,632,154	14,997,595	2,084,782	4.40%	1.49%	9,452	0%	151,650	94%
Airport Crossing	IN	Chicago-Naperville-Joliet	Kohl’s	10/01/07	2,403,673	6,771,946	144,565	7.54%	6.66%	11,924	66%	101,835	96%
Walton Towne Center	KY	Cincinnati-Middletown	Kroger	11/01/08	6,287,771	12,978,661	511,442	8.05%	4.97%	23,184	64%	139,616	94%
Shops at Saugus	MA	Boston-Cambridge-Quincy	PetSmart, La-Z-Boy	08/01/08	34,915,049	35,701,401	1,595,656	6.55%	6.58%	94,204	84%	94,204	84%
Village at Lee Airport	MD	Baltimore-Towson	Giant	08/01/10	23,106,407	23,106,407	18,868,743	8.04%	7.86%	107,063	75%	107,063	75%
State Street Crossing	MI	Ann Arbor	Wal-Mart	10/01/09	7,792,326	9,724,771	1,786,778	7.30%	3.12%	21,049	60%	168,540	95%
Harris Crossing	NC	Raleigh-Cary	Harris Teeter	03/01/11	10,912,405	11,237,405	4,962,095	7.73%	7.34%	65,368	84%	65,368	84%
Middle Creek Commons	NC	Raleigh-Cary	Lowes Foods	11/01/07	12,224,756	12,715,256	460,689	10.00%	7.81%	73,634	81%	73,634	81%
Deer Springs Town Center	NV	Las Vegas-Paradise	Target, Home Depot	03/01/09	81,348,834	96,723,868	5,693,001	6.00%	5.23%	339,474	78%	471,834	84%
Red Bank Village	OH	Cincinnati-Middletown	Wal-Mart	11/01/09	15,576,462	30,902,668	3,628,225	7.08%	5.24%	174,315	90%	174,315	90%
Wadsworth Crossing	OH	Cleveland-Elyria-Mentor	Bed Bath & Beyond, Office Max	02/01/07	24,152,372	25,952,372	959,438	7.16%	4.20%	108,173	89%	474,895	97%
Lower Nazareth Commons	PA	Allentown-Bethlehem-Easton	Target, Sport’s Authority	08/01/09	26,996,016	39,740,236	4,269,171	6.86%	6.67%	80,122	76%	213,122	91%
Buckwalter Place	SC	Hilton Head Island-Beaufort	Publix	09/01/08	11,217,415	14,310,002	286,090	7.79%	5.77%	59,601	88%	59,601	88%
Lebanon Center	TN	Nashville-Davidson-Murfreesboro	Publix	09/01/07	8,987,847	10,625,154	393,189	8.76%	6.29%	63,800	76%	63,800	76%
Hickory Creek Plaza	TX	Dallas-Fort Worth-Arlington	Kroger	02/01/09	9,948,614	13,788,157	760,606	8.50%	5.11%	28,134	36%	109,398	84%
Shops at Highland Village	TX	Dallas-Fort Worth-Arlington	AMC Theater, Barnes & Noble	10/01/07	100,408,767	100,408,767	5,175,837	8.10%	2.84%	351,635	80%	351,635	80%
Waterside Marketplace	TX	Houston-Baytown-Sugar Land	Kroger	10/01/09	5,830,152	12,500,773	876,385	10.39%	10.32%	24,858	85%	147,858	97%
Westwood Village	TX	Houston-Baytown-Sugar Land	Target, TJ Maxx, Ross	03/01/08	36,634,892	58,020,246	1,043,712	8.47%	5.20%	183,371	84%	310,245	90%
Shops at Stonewall	VA	Washington-Arlington-Alexandria	Wegmans	11/01/08	48,003,101	49,308,762	752,738	9.03%	8.33%	287,744	94%	287,744	94%
Orchards Phase II	WA	Portland-Vancouver-Beaverton	LA Fitness	10/01/06	15,805,136	15,805,136	269,096	8.46%	5.55%	77,478	90%	77,478	90%
Total Consolidated					$804,261,496	$1,053,960,107	$112,334,718	7.51%	5.34%	3,677,476	78%	6,242,231	87%

Canopy Oak Center	FL	Ocala	Publix	09/01/08	17,199,989	19,346,329	577,831	10.11%	7.49%	90,041	76%	90,041	76%
Shoppes at Bartram Park Phase III	FL	Jacksonville	Publix	10/01/04	2,184,206	5,050,116	520,151	12.91%	12.62%	14,639	28%	33,639	69%
Total Unconsolidated					$19,384,195	$24,396,445	$1,097,982	10.43%	8.07%	104,680	70%	123,680	74%

Total					$823,645,691	$1,078,356,552	$113,432,700	7.58%	5.41%	3,782,156	77%	6,365,911	87%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The yield at earlier of 3 years from last company owned anchor open date or 4 years from sitework start date.
(3)	The NOI yield on costs above after allocating land basis for outparcel proceeds is estimated to be 7.00%.

Projected Development Funding, Stabilizations and Land Held

September 30, 2009

In-Process Developments Projected Funding (1)

($ Thousands)

Q4 2009E	Q1 2010E	Q2 2010E	Q3 2010E	Q4 2010E	2011+E

$5,000 - $10,000	$1,000 - $5,000	$2,500 - $10,000	$1,000 - $5,000	$1,000 - $5,000	$80,000 - $100,000

Estimated Development Stabilization Schedule

($ Thousands)

	Stabilized(2)	Q4 2009E	2010E	2011+E

Gross Dev. Costs:		$10,000 - $20,000	$260,000 - $280,000	$770,000 - $810,000
Net Dev. Costs:	$435,463	$10,000 - $20,000	$210,000 - $230,000	$565,000 - $610,000

Land Held for Future Development or Sale (3)

($ Thousands)

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion

22	$125,630	$235,000 - $285,000

(1)	Gross Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	Development properties already stabilized but not yet sold.
(3)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

September 30, 2009

Stabilization Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased

Consolidated:

Mar-09	Gateway 101	CA	Sports Authority, Nordstrom Rack	04/01/09	$32,525,037	8.57%	92,110	100%
Jun-09	Corvallis Market Center	OR	Michaels, TJ Maxx	04/01/08	19,209,726	7.54%	84,548	100%
Jun-09	Culpeper Colonnade Ph I & II	VA	Target, Martin’s	03/01/07	24,944,082	7.72%	267,032	98%
Jun-09	Highland Crossing	CA	LA Fitness	05/01/09	11,910,018	6.99%	45,000	100%
Sep-09	Kulpsville Village Center	PA	Walgreens	10/23/09	6,862,581	6.32%	14,820	100%

					$95,451,444	7.78%	503,510	99%

Unconsolidated:

	None

	Total Development Stabilizations				$95,451,444	7.78%	503,510	99%

Unconsolidated Investments

September 30, 2009

								Regency
	Co-investment Partner and Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 9/30/09	Equity Pick-up

	State of Oregon
Columbia Regency Partners II	(JV-C, JV-C2)	Various	30	3,580,940	$641,214,212	$318,641,413	Various	20.00%	$63,728,283	$40,125,317	$493,218
Columbia Regency Retail Partners, LLC	(JV-CCV)	Cameron Village	1	635,918	109,440,009	47,300,000	Wachovia	30.00%	14,190,000	18,385,333	(323,613)

Cameron Village LLC			31	4,216,858	750,654,221	365,941,413

	GRI and Macquarie CountryWide
Global Retail Investors, LLC	(JV-GRI)	Various	86	10,644,303	2,213,445,912	1,491,836,931	Various	25.00%	372,959,233	157,054,816	(28,132,019)

	Macquarie CountryWide
Macquarie CountryWide-Regency, LLC	(JV-M, JV-MD)	Various	9	902,139	111,594,377	62,082,203	Various	25.00%	15,520,551	7,339,174	1,073,430
Macquarie CountryWide-Direct	(JV-M3)	Various	4	376,173	65,351,410	44,070,000	Various	24.95%	10,995,465	385,588	123,072

Macquarie CountryWide-Regency III, LLC			13	1,278,312	176,945,787	106,152,203

	Macquarie CountryWide-DESCO
Macquarie CountryWide-DESCO	(JV-D)	Various	32	2,990,376	384,036,075	180,386,103	Various	16.35%	29,498,410	24,640,618	(668,055)

	CalSTRS
RegCal LLC	(JV-RC)	Various	7	759,023	156,810,323	87,722,135	Various	25.00%	21,930,534	13,194,678	103,116

	Regency Retail Partners
Open End Fund	(JV-RRP)	Various	9	1,525,943	370,842,577	208,217,830	Various	20.00%	41,572,351	22,607,378	(280,795)

	Publix
Bartram Park Center, LLC	(JV-O)	Shoppes at Bartram Park	1	119,958	22,091,567	—	—	50.00%	—	10,936,724	224,844
Valleydale, LLC	(JV-O)	Valleydale Village	1	118,466	11,118,426	—	—	50.00%	—	5,231,547	163,759
Tinwood LLC	(JV-O)	Regency Village	2	140,638	25,944,266	—	—	50.00%	—	11,161,597	433,324
Queensborough Associates, L.P.	(JV-O)	Queensborough	1	82,333	4,477,108	—	—	50.00%	—	3,038,295	204,510
Ocala Retail Partners LLC	(JV-O)	Canopy Oak Center	1	90,041	18,677,543	—	—	50.00%	—	9,727,212	255,732
							—
			6	551,436	82,308,910	—

	H.E.B.
Regency Grand Parkway / 290 Retail, Ltd.	(JV-O)	Fairfield Town Center (1)	—	—	9,624,006	—	—	50.00%	—	5,305,143	(168,167)
Conroe/White Oak Marketplace, LTD	(JV-O)	White Oak Marketplace (1)	—	—	12,026,097	—	—	50.00%	—	6,229,914	(699)
Indian Springs at Woodlands, Ltd.	(JV-O)	Indian Springs Center	1	136,625	18,772,188	27,000,000	Wells Fargo	50.00%	13,500,000	(3,977,271)	204,933

			1	136,625	40,422,291	27,000,000

	Individual Investors
East San Marco LLC	(JV-O)	East San Marco (1)	—	—	12,491,767	8,404,668	Wachovia	50.00%	4,202,334	2,234,413	(102,088)

			185	22,102,876	$4,187,957,863	$2,475,661,283			$588,097,160	$333,620,476	$(26,395,498)

(1)	Land held for future development

Reconciliation of Equity of Regency Centers for Unconsolidated Partnerships to Regency Centers’ Investment in Real Estate Partnerships:

Equity of Regency Centers for Unconsolidated Partnerships	$378,548,081
ABP 18 Impairment recorded at Regency Centers	(6,000,000)
Ownership percentage or Restricted Gain Method deferral recorded at Regency Centers	(38,927,605)

Regency Centers’ Investment in Real Estate Partnerships	$333,620,476

Unconsolidated Balance Sheets

September 30, 2009 and December 31, 2008

	2009	2008
Assets
Real estate, at cost	$4,304,249,592	4,900,704,326
Less: accumulated depreciation	475,126,030	451,361,729

	3,829,123,562	4,449,342,597
Properties in development	73,024,793	62,450,140

Net real estate investments	3,902,148,355	4,511,792,737

Cash and cash equivalents	46,799,201	46,539,233
Accounts receivable, net of allowance for uncollectible accounts	31,684,771	46,092,349
Straight line rent receivable, net of reserves	27,028,673	31,165,860
Deferred costs, less accumulated amortization	28,022,442	29,090,936
Acquired lease intangible assets, net	141,140,487	186,141,195
Other assets	4,678,206	4,917,488
Regency only assets (1)	6,455,728	6,990,392

Total assets	$4,187,957,863	4,862,730,190

Liabilities and Equity
Liabilities:
Notes payable	$2,475,661,283	2,792,450,317
Accounts payable and other liabilities	76,111,282	73,881,049
Tenants’ security and escrow deposits	8,477,305	9,933,028
Acquired lease intangible liabilities, net	87,650,260	97,145,502

Total liabilities	2,647,900,130	2,973,409,896

Equity:
Equity - Regency Centers	378,548,082	465,766,217
Equity - Third parties	1,161,509,651	1,423,554,077

Total equity	1,540,057,733	1,889,320,294

Total Liabilities and Equity	$4,187,957,863	4,862,730,190

(1)	Capitalized development costs

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

September 30, 2009 and December 31, 2008

	2009	2008
Assets
Real estate, at cost	$1,022,656,479	$1,170,256,106
Less: accumulated depreciation	115,104,974	110,929,110

	907,551,505	1,059,326,996
Properties in development	27,261,899	23,955,320

Net real estate investments	934,813,404	1,083,282,316

Cash and cash equivalents	11,342,488	11,788,223
Accounts receivable, net of allowance for uncollectible accounts	7,621,235	11,224,303
Straight line rent receivable, net of reserves	6,626,445	7,707,457
Deferred costs, less accumulated amortization	6,824,537	7,171,047
Acquired lease intangible assets, net	31,673,000	41,626,827
Other assets	1,144,201	1,427,535
Regency only assets (1)	6,455,728	6,990,392

Total assets	$1,006,501,038	1,171,218,100

Liabilities and Equity
Liabilities:
Notes payable	$588,097,160	664,060,344
Accounts payable and other liabilities	18,193,311	18,115,530
Tenants’ security and escrow deposits	2,133,511	2,494,202
Acquired lease intangible liabilities, net	19,528,974	20,781,807

Total liabilities	627,952,956	705,451,883

Equity:
Equity - Regency Centers	378,548,082	465,766,217

Total Liabilities and Equity	$1,006,501,038	1,171,218,100

(1)	Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended September 30, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Revenues:
Minimum rent	$81,451,729	91,673,742	$244,972,844	277,830,007
Percentage rent	352,658	488,009	2,099,742	2,788,905
Recoveries from tenants	23,330,876	26,723,108	71,068,545	79,801,604
Termination fees	380,019	756,336	1,399,925	2,023,832
Other income	1,961,010	1,998,688	3,142,839	2,508,122

Total revenues	107,476,292	121,639,883	322,683,895	364,952,470

Operating expenses:
Operating and maintenance	14,647,795	17,756,274	46,408,684	52,054,830
Real estate taxes	15,020,365	15,293,072	45,021,830	46,168,079
Provision for doubtful accounts	4,933,272	671,609	8,425,697	1,285,466

Total operating expenses	34,601,432	33,720,955	99,856,211	99,508,375

Net operating income	72,874,860	87,918,928	222,827,684	265,444,095

Other expense (income):
General and administrative	2,566,300	2,013,940	7,234,206	7,190,048
Depreciation and amortization expense	39,785,961	44,638,337	120,216,004	135,803,475
Interest expense, net	34,834,398	36,208,408	102,690,340	109,136,817
Loss (gain) on sale of real estate	(36,762)	15,310	(6,142,282)	(13,486,720)
Provision for impairment	4,626,900	—	104,415,989	—
Other expense	1,156	34,774	70,632	104,226

Total other expense	81,777,953	82,910,769	328,484,889	238,747,846

Net (loss) income	$(8,903,093)	5,008,159	$(105,657,205)	26,696,249

Unconsolidated Statements of Operations - Regency’s Pro-Rata Share

For the periods ended September 30, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Revenues:
Minimum rent	$19,478,708	21,961,538	$58,255,715	66,623,725
Percentage rent	84,789	119,000	522,619	688,540
Recoveries from tenants	5,561,198	6,328,706	16,780,922	18,971,622
Termination fees	87,829	173,398	340,969	476,284
Other income	481,189	480,041	837,045	614,604

Total revenues	25,693,713	29,062,683	76,737,270	87,374,775

Operating expenses:
Operating and maintenance	3,508,168	4,149,548	11,043,054	12,476,241
Real estate taxes	3,560,857	3,616,745	10,651,241	11,011,528
Provision for doubtful accounts	1,242,217	166,416	2,087,452	310,777

Total operating expenses	8,311,242	7,932,709	23,781,747	23,798,546

Net operating income	17,382,471	21,129,974	52,955,523	63,576,229

Other expense (income):
General and administrative	573,659	474,812	1,663,599	1,697,800
Depreciation and amortization expense	9,639,276	10,537,742	28,467,792	32,117,863
Interest expense, net	8,159,376	8,636,557	24,149,848	26,073,203
Loss (gain) on sale of real estate	(5,976)	3,744	(2,214,487)	(3,406,142)
Provision for impairment	1,156,725	—	26,054,103	—
Other expense	578	17,393	35,316	52,114

Total other expense	19,523,638	19,670,248	78,156,171	56,534,838

Net (loss) income before Regency only expense (income)	(2,141,167)	1,459,726	(25,200,648)	7,041,391

Regency only expense (income):
Accretion of excess investment	(75,296)	(382,462)	202,010	(922,537)
Depreciation of capitalized costs	18,347	25,227	55,622	73,653
Loss on sale of 100% costs	—	—	708,468	—
Brokerage fees	—	—	228,750	2,315,910

Total Regency only expense	(56,949)	(357,235)	1,194,850	1,467,026

Net (loss) income	$(2,084,218)	1,816,961	$(26,395,498)	5,574,365

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

September 30, 2009 and December 31, 2008

Total Debt Outstanding:	9/30/09	12/31/08
Mortgage loans payable:
Fixed rate secured loans	$2,401,676,402	2,624,585,346
Variable rate secured loans	47,234,600	65,684,006
Unsecured line of credit variable rate	26,750,281	102,180,965

Total	$2,475,661,283	2,792,450,317

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share
2009	$1,043,173	11,545,128	—	12,588,301	2,537,850
2010	4,189,317	645,222,801	26,750,281	676,162,399	168,247,470
2011	3,886,434	462,916,076		466,802,510	115,659,752
2012	4,661,935	247,907,378		252,569,313	62,504,002
2013	4,468,839	32,447,163		36,916,002	9,058,268
2014	4,559,655	68,653,695		73,213,350	19,911,564
2015	4,168,597	300,133,804		304,302,401	65,852,016
2016	3,983,558	328,915,570		332,899,128	76,221,452
2017	3,305,972	123,770,000		127,075,972	27,215,964
2018	3,182,745	87,341,127		90,523,872	19,488,694
>10 Years	14,651,548	82,377,542		97,029,090	20,321,456
Net unamortized debt premium		5,578,945		5,578,945	1,078,672

	$52,101,773	2,396,809,229	26,750,281	2,475,661,283	588,097,160

Percentage of Total Debt:	9/30/09	12/31/08
Fixed	97.01%	93.99%
Variable	2.99%	6.01%

Current Average Interest Rates:(1)
Fixed	5.57%	5.40%
Variable	2.02%	3.39%
Effective Interest Rate	5.47%	5.28%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	September 2, 2013	March 10, 2013
Variable	August 24, 2010	March 8, 2010

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share

Mortgage Loans Payable:
Fixed rate secured loans	$568,417,053	627,503,907
Variable rate secured loans	11,808,650	10,741,258
Unsecured line of credit variable rate	7,871,457	25,815,179

Total	$588,097,160	664,060,344

Leasing Statistics - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

September 30, 2009

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2009	374	709,788	$20.24	$18.75	-7.4%	4.2	$2.71
2nd Quarter 2009	359	676,775	19.75	20.52	-3.8%	4.7	1.63
1st Quarter 2009	329	646,044	19.69	19.52	0.9%	4.8	4.36
4th Quarter 2008	393	759,303	18.60	17.25	7.8%	4.9	1.33

Total - 12 months	1,455	2,791,910	$19.18	$19.35	-0.9%	4.7	$2.45

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2009	125	190,806	$19.77	$23.98	-17.5%	5.7	$9.40
2nd Quarter 2009	113	165,843	19.52	22.48	-13.1%	4.8	5.89
1st Quarter 2009	76	144,511	20.27	18.96	6.9%	7.3	18.31
4th Quarter 2008	91	101,592	22.28	19.70	13.1%	5.8	7.90

Total - 12 months	405	602,752	$20.20	$21.69	-6.9%	5.9	$10.32

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2009	249	518,982	$18.37	$18.86	-2.6%	3.6	$0.25
2nd Quarter 2009	246	510,932	19.82	19.89	-0.4%	4.7	0.24
1st Quarter 2009	253	501,533	19.53	19.68	-0.8%	4.1	0.35
4th Quarter 2008	302	657,711	18.11	16.94	6.9%	4.8	0.31

Total - 12 months	1,050	2,189,158	$18.91	$18.71	1.0%	4.3	$0.29

Leasing Statistics - Wholly Owned and 100% of Co-investment Partnerships

September 30, 2009

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2009	374	1,225,365	$16.59	$17.69	-6.3%	4.5	$1.99
2nd Quarter 2009	359	1,191,442	18.35	18.68	0.0%	4.8	1.63
1st Quarter 2009	329	1,064,008	19.45	19.32	0.7%	4.7	2.98
4th Quarter 2008	393	1,090,729	19.78	18.36	7.8%	4.9	1.69

Total - 12 months	1,455	4,571,544	$18.48	$18.49	-0.1%	4.7	$2.05

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2009	125	276,943	$19.02	$22.79	-16.6%	5.8	$7.68
2nd Quarter 2009	113	250,991	21.28	21.96	-3.1%	5.1	7.12
1st Quarter 2009	76	233,888	19.64	18.89	4.0%	7.4	12.61
4th Quarter 2008	91	174,959	22.30	19.85	12.3%	6.5	8.82

Total - 12 months	405	936,781	$20.39	$21.04	-3.1%	6.1	$8.97

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2009	249	948,422	$15.88	$16.21	-2.0%	4.1	$0.33
2nd Quarter 2009	246	940,451	17.57	17.80	-1.3%	4.7	0.16
1st Quarter 2009	253	830,120	19.40	19.45	-0.2%	4.0	0.27
4th Quarter 2008	302	915,770	19.30	18.07	6.8%	4.6	0.32

Total - 12 months	1,050	3,634,763	$17.98	$17.83	0.9%	4.4	$0.27

Average Base Rent by State - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

September 30, 2009

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	143,973	0.5%	73.2%	$1,387,617	0.3%	$13.48
Arizona	4	409,967	1.4%	85.2%	5,494,151	1.3%	15.74
California	71	6,336,943	21.9%	92.2%	123,454,968	29.4%	22.39
Colorado	20	1,350,249	4.7%	87.0%	15,683,465	3.7%	13.38
Connecticut	1	44,965	0.2%	100.0%	1,024,899	0.2%	22.79
Delaware	4	298,315	1.0%	97.1%	4,162,225	1.0%	14.36
District of Columbia	2	9,912	0.0%	100.0%	472,917	0.1%	47.71
Florida	57	4,678,710	16.1%	91.5%	52,509,578	12.5%	12.89
Georgia	23	1,627,842	5.6%	91.1%	23,104,232	5.5%	15.60
Illinois	23	917,098	3.2%	87.6%	10,010,825	2.4%	12.49
Indiana	6	102,266	0.4%	67.4%	1,290,161	0.3%	18.71
Kentucky	1	23,184	0.1%	63.7%	257,488	0.1%	17.43
Maryland	16	538,472	1.9%	90.0%	6,993,067	1.7%	17.63
Massachusetts	3	412,963	1.4%	91.6%	6,411,201	1.5%	17.14
Michigan	2	118,273	0.4%	85.8%	1,364,634	0.3%	13.98
Minnesota	3	120,985	0.4%	96.9%	1,469,059	0.4%	12.53
Missouri	23	370,404	1.3%	97.2%	3,267,931	0.8%	10.27
Nevada	3	457,756	1.6%	79.4%	3,255,236	0.8%	16.24
New Hampshire	1	78,893	0.3%	96.7%	851,750	0.2%	12.19
New Jersey	2	39,121	0.1%	92.3%	591,895	0.1%	16.39
North Carolina	14	1,232,319	4.2%	93.0%	15,396,073	3.7%	14.16
Ohio	15	1,815,683	6.3%	93.6%	18,646,773	4.4%	11.04
Oregon	10	795,832	2.7%	97.8%	13,561,199	3.2%	17.89
Pennsylvania	12	578,018	2.0%	90.7%	9,446,596	2.3%	19.33
South Carolina	6	163,584	0.6%	94.4%	2,039,962	0.5%	13.24
Tennessee	7	493,393	1.7%	90.0%	6,081,235	1.4%	13.76
Texas	36	3,656,479	12.6%	89.6%	55,218,470	13.2%	16.95
Virginia	29	1,523,415	5.3%	92.9%	24,709,797	5.9%	17.59
Washington	11	589,847	2.0%	95.2%	10,829,140	2.6%	19.49
Wisconsin	2	67,282	0.2%	97.7%	493,784	0.1%	7.51

Total All Properties	409	28,996,138	100.0%	91.2%	$419,480,327	100.0%	$16.49

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State - Wholly Owned and 100% of Co-investment Partnerships

September 30, 2009

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	203,206	0.4%	72.0%	$1,862,772	0.3%	$12.95
Arizona	4	496,073	1.1%	85.3%	6,491,485	1.0%	15.35
California	71	8,814,903	19.2%	92.3%	168,420,453	25.7%	21.56
Colorado	20	2,067,854	4.5%	88.4%	23,680,612	3.6%	12.98
Connecticut	1	179,860	0.4%	100.0%	4,099,598	0.6%	22.79
Delaware	4	472,005	1.0%	94.0%	6,663,054	1.0%	15.02
District of Columbia	2	39,647	0.1%	100.0%	1,891,668	0.3%	47.71
Florida	57	5,518,898	12.0%	91.7%	63,489,128	9.7%	13.09
Georgia	23	2,019,330	4.4%	91.4%	27,666,246	4.2%	15.01
Illinois	23	2,769,865	6.0%	89.7%	30,241,267	4.6%	12.22
Indiana	6	273,253	0.6%	81.1%	3,547,408	0.5%	16.02
Kentucky	1	23,184	0.1%	63.7%	257,488	0.0%	17.43
Maryland	16	1,873,908	4.1%	92.6%	28,290,856	4.3%	17.43
Massachusetts	3	561,186	1.2%	93.8%	7,977,746	1.2%	15.28
Michigan	2	118,273	0.3%	85.8%	1,364,634	0.2%	13.98
Minnesota	3	483,938	1.1%	96.9%	5,876,235	0.9%	12.53
Missouri	23	2,265,466	4.9%	97.2%	19,926,409	3.0%	10.27
Nevada	3	532,054	1.2%	81.7%	4,180,271	0.6%	15.40
New Hampshire	1	78,893	0.2%	96.7%	851,750	0.1%	12.19
New Jersey	2	156,482	0.3%	92.3%	2,367,582	0.4%	16.39
North Carolina	14	2,016,488	4.4%	90.7%	25,314,777	3.9%	14.36
Ohio	15	2,245,341	4.9%	93.2%	23,851,743	3.6%	11.45
Oregon	10	976,696	2.1%	97.2%	15,869,593	2.4%	17.08
Pennsylvania	12	1,414,123	3.1%	92.4%	20,980,057	3.2%	16.60
South Carolina	6	360,718	0.8%	96.1%	4,333,186	0.7%	12.57
Tennessee	7	565,386	1.2%	90.4%	6,902,907	1.1%	13.55
Texas	36	4,403,509	9.6%	89.9%	66,100,736	10.1%	16.77
Virginia	29	3,645,315	7.9%	94.4%	63,619,193	9.7%	18.55
Washington	11	1,038,514	2.3%	96.3%	17,114,779	2.6%	17.32
Wisconsin	2	269,128	0.6%	97.7%	1,975,136	0.3%	7.51

Total All Properties	409	45,883,496	100.0%	92.0%	$655,208,767	100.0%	$16.01

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

September 30, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2008	84,740	84,740	76.2%	76.2%			—	54,340	Publix	$14.71
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	69.1%	69.1%			—	44,271	Publix	$11.61
			AL			203,206	143,973	72.0%	73.2%	69.1%	69.1%	—	98,611
Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,292	113,292	91.8%	91.8%			—	55,256	Safeway	$16.26
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,633	21,527	85.8%	85.8%			—	55,403	Safeway	$13.50
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	82.3%	82.3%			—	—	Golf & Tennis Pro Shop, Inc.	$15.53
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	83.1%	83.1%			—	—	—	$16.68
			AZ			496,073	409,967	85.3%	85.2%	85.3%	85.2%	—	110,659
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,060	240,060	96.6%	96.6%			—	68,000	Ralphs, Jimbo’s...Naturally!	$26.89
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	2000	96,680	96,680	98.0%	98.0%			142,600	57,560	Albertsons, (Target)	$24.93
Applegate Ranch Shopping Center			CA	Merced	2006	144,444	144,444	64.0%	64.0%			319,692	178,500	(Super Target), (Home Depot)	$16.67
Auburn Village	JV-GRI	25%	CA	Sacramento—Arden-Arcade—Roseville	1990	133,944	33,486	98.1%	98.1%			—	45,540	Bel Air Market	$18.74
Bayhill Shopping Center	JV-GRI	25%	CA	San Francisco-Oakland-Fremont	1990	121,846	30,462	98.4%	98.4%			—	32,110	Mollie Stone’s Market	$20.33
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	93,316	97.0%	97.0%			—	34,208	Safeway	$24.22
Brea Marketplace	JV-GRI	25%	CA	Los Angeles-Long Beach-Santa Ana	1987	193,235	48,309	84.2%	84.2%			—	24,867	Sprout’s Markets, Toys “R” Us	$24.40
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2004	260,671	260,671	96.2%	96.2%			—	14,000	Fresh & Easy, Yardbirds Home Center	$21.46
Clovis Commons			CA	Fresno	2004	174,990	174,990	98.4%	98.4%			145,653	145,653	(Super Target)	$20.37
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	99.4%	99.4%			—	65,715	Safeway, Orchard Supply & Hardware	$16.29
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	92.2%	92.2%			—	40,000	Bristol Farms	$32.72
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	100.0%	100.0%			53,000	53,000	(Safeway)	$34.09
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	100.0%	100.0%			—	35,650	Von’s Food & Drug	$22.38
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	2000	256,035	256,035	97.8%	97.8%			66,700	77,888	(Lucky’s)	$25.06
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,549	90,549	95.9%	95.9%			—	42,315	Von’s Food & Drug	$15.82
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,413	102,413	95.8%	95.8%			—	22,500	Safeway	$19.31
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	87.4%	87.4%			123,735	43,718	Stater Bros., (Target)	$18.10
Falcon Ridge Town Center Phase II	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2005	66,864	13,373	100.0%	100.0%			—	—	24 Hour Fitness	$26.53
Five Points Shopping Center	JV-GRI	25%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	36,138	100.0%	100.0%			—	35,305	Albertsons	$24.62
Folsom Prairie City Crossing			CA	Sacramento—Arden-Arcade—Roseville	1999	90,237	90,237	94.4%	94.4%			—	55,255	Safeway	$19.85
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2004	98,752	98,752	91.5%	91.5%			—	44,054	Stater Bros.	$23.49
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1989	146,898	146,898	98.6%	98.6%			—	55,303	Ralphs	$28.83
Gateway 101			CA	San Francisco-Oakland-Fremont	2008	92,110	92,110	100.0%	100.0%			212,485	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.18
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	91.8%	91.8%			—	37,500	Gelson’s Markets	$16.42
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	288,252	288,252	69.7%	69.7%			—	—	Lowe’s	$29.74
Granada Village	JV-GRI	25%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,649	56,162	68.9%	68.9%			—	—	—	$18.27
Hasley Canyon Village			CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	65,801	95.7%	95.7%			—	51,800	Ralphs	$21.94
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,582	231,582	98.7%	98.7%			—	44,376	Ralphs	$26.39
Highland Crossing			CA	Riverside-San Bernardino-Ontario	2007	45,000	45,000	100.0%	100.0%			—	—	LA Fitness	NA
Indio-Jackson			CA	Riverside-San Bernardino-Ontario	2006	142,790	142,790	53.4%	53.4%			235,834	93,696	(Home Depot), (WinCo)	$20.48
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	38,013	38,013	77.9%	77.9%			—	13,969	Fresh & Easy	$14.70
Laguna Niguel Plaza	JV-GRI	25%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	10,486	99.7%	99.7%			38,917	38,917	(Albertsons)	$25.71
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	95.3%	95.3%			53,000	53,000	(Safeway)	$16.46
Marina Shores	JV-C2	20%	CA	Los Angeles-Long Beach-Santa Ana	2001	67,727	13,545	89.5%	89.5%			—	25,987	—	$29.89
Mariposa Shopping Center	JV-GRI	25%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	31,665	100.0%	100.0%			—	42,896	Safeway	$17.77
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,211	91,211	93.1%	93.1%			—	42,630	Stater Bros.	$22.70
Navajo Shopping Center	JV-GRI	25%	CA	San Diego-Carlsbad-San Marcos	1964	102,138	25,535	99.1%	99.1%			—	44,180	Albertsons	$12.93
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,140	149,140	98.0%	98.0%			—	58,000	Albertsons	$19.68
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,279	83,279	96.4%	96.4%			—	43,842	Albertsons	$15.92
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,396	38,879	93.0%	93.0%			—	28,210	Henry’s Marketplace	$19.39
Paseo Del Sol			CA	Santa Barbara-Santa Maria-Goleta	2004	54,778	54,778	64.5%	64.5%			—	40,000	Whole Foods	$27.87
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	100.0%	100.0%			—	36,800	Von’s Food & Drug	$20.53
Pleasant Hill Shopping Center	JV-GRI	25%	CA	San Francisco-Oakland-Fremont	1970	234,061	58,515	99.2%	99.2%			—	—	Target, Toys “R” Us	$19.17
Point Loma Plaza	JV-GRI	25%	CA	San Diego-Carlsbad-San Marcos	1987	212,442	53,111	96.2%	96.2%			—	50,000	Von’s Food & Drug	$17.56
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	82.1%	82.1%			—	10,122	Trader Joe’s	$30.11
Raley’s Supermarket	JV-C2	20%	CA	Sacramento—Arden-Arcade—Roseville	1964	62,827	12,565	100.0%	100.0%			—	62,827	Raley’s	$5.41
Rancho San Diego Village	JV-GRI	25%	CA	San Diego-Carlsbad-San Marcos	1981	153,256	38,314	93.1%	93.1%			—	39,777	Von’s Food & Drug	$18.25
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	79,519	79,519	64.4%	64.4%			—	44,700	Stater Bros.	$16.57
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,760	51,760	100.0%	100.0%			—	37,194	Superior Super Warehouse	$17.20
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%			38,250	38,250	(Safeway)	$28.46
Santa Ana Downtown Plaza			CA	Los Angeles-Long Beach-Santa Ana	1987	100,306	100,306	90.7%	90.7%			—	37,972	Food 4 Less	$18.76
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	96,858	19,372	88.1%	88.1%			—	48,000	Von’s Food & Drug	$23.83
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	99.2%	99.2%			62,050	62,050	(Safeway)	$32.93
Silverado Plaza	JV-GRI	25%	CA	Napa	1974	84,916	21,229	100.0%	100.0%			—	31,833	Nob Hill	$14.65
Snell & Branham Plaza	JV-GRI	25%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,350	24,838	98.3%	98.3%			—	52,550	Safeway	$16.36
Stanford Ranch Village	JV-GRI	25%	CA	Sacramento—Arden-Arcade—Roseville	1991	89,875	22,469	95.1%	95.1%			—	45,540	Bel Air Market	$16.17
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	94.4%	94.4%			—	33,753	Safeway	$19.24
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,140	146,140	96.7%	96.7%			—	56,496	Safeway	$20.63

Portfolio Summary Report By Region

September 30, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Twin Oaks Shopping Center	JV-GRI	25%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	24,600	100.0%	100.0%			—	40,775	Ralphs	$14.48
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,139	198,139	97.6%	97.6%			—	44,686	Albertsons, Target	$17.41
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	95.1%	95.1%			—	35,000	Whole Foods, Kohl’s	$23.02
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	95.2%	95.2%			—	42,500	Von’s Food & Drug	$19.65
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	30,236	30,236	70.7%	70.7%			—	—	—	$30.38
Vista Village Phase I	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	95.1%	95.1%			165,000	—	Krikorian Theaters, (Lowe’s)	$23.98
Vista Village Phase II	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	45.5%	45.5%			—	25,000	Sprout’s Markets	$16.00
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	100.0%	100.0%			—	—	—	$38.04
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,104	88,104	100.0%	100.0%			—	24,712	Safeway	$15.39
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,519	190,519	98.1%	98.1%			—	41,300	Von’s Food & Drug	$24.72
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	98.7%	98.7%			—	50,782	Albertsons	$25.79
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	97.5%	97.5%			—	77,648	El Super	$13.68
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	100.0%	100.0%			113,000	—	(Target)	$20.52
Ygnacio Plaza	JV-GRI	25%	CA	San Francisco-Oakland-Fremont	1968	109,701	27,425	100.0%	100.0%			—	—	—	$32.30
			CA			8,814,903	6,336,943	92.3%	92.2%	95.0%	96.0%	1,769,916	2,900,411
Applewood Shopping Center	JV-GRI	25%	CO	Denver-Aurora	1956	375,622	93,906	93.5%	93.5%			—	71,074	King Soopers, Wal-Mart	$9.32
Arapahoe Village	JV-GRI	25%	CO	Boulder	1957	159,237	39,809	94.2%	94.2%			—	43,500	Safeway	$16.66
Belleview Square			CO	Denver-Aurora	1978	117,335	117,335	100.0%	100.0%			—	65,104	King Soopers	$15.24
Boulevard Center			CO	Denver-Aurora	1986	86,116	86,116	71.9%	71.9%			52,700	52,700	(Safeway)	$22.91
Buckley Square			CO	Denver-Aurora	1978	116,147	116,147	89.7%	89.7%			—	62,400	King Soopers	$8.03
Centerplace of Greeley Phase III			CO	Greeley	2007	94,090	94,090	76.6%	76.6%			—	—	Sports Authority	$14.93
Cherrywood Square	JV-GRI	25%	CO	Denver-Aurora	1978	86,162	21,541	91.2%	91.2%			—	51,640	King Soopers	$10.04
Crossroads Commons	JV-C	20%	CO	Boulder	1986	143,444	28,689	77.3%	77.3%			—	39,247	Whole Foods	$21.98
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	64.9%	64.9%			184,305	50,000	(Wal-Mart Supercenter)	$23.93
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,029	25,007	93.7%	93.7%			—	66,000	King Soopers	$8.48
South Lowry Square			CO	Denver-Aurora	1993	119,916	119,916	87.7%	87.7%			—	62,600	Safeway	$12.38
Littleton Square			CO	Denver-Aurora	1997	94,222	94,222	91.2%	91.2%			—	49,751	King Soopers	$11.47
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	100.0%	100.0%			—	61,040	King Soopers	$11.42
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	84.8%	84.8%			66,000	66,000	(King Soopers)	$27.73
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%			—	69,913	King Soopers	$10.76
NorthGate Village			CO	Greeley	2008	25,375	25,375	0.0%	0.0%			125,000	125,000	(King Soopers)	NA
Ralston Square Shopping Center	JV-GRI	25%	CO	Denver-Aurora	1977	82,750	20,688	96.1%	96.1%			—	55,311	King Soopers	$9.14
Shops at Quail Creek			CO	Denver-Aurora	2008	37,585	37,585	57.8%	57.8%			99,844	99,844	(King Soopers)	$24.20
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	94.8%	94.8%			—	69,719	King Soopers	$11.92
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	85.2%	85.2%			—	69,716	King Soopers	$13.23
			CO			2,067,854	1,350,249	88.4%	87.0%	91.0%	91.0%	527,849	1,230,559
Corbin’s Corner	JV-GRI	25%	CT	Hartford-West Hartford-East Hartford	1962	179,860	44,965	100.0%	100.0%			—	10,150	Trader Joe’s	$22.79
			CT			179,860	44,965	100.0%	100.0%	100.0%	100.0%	—	10,150
Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	100.0%	100.0%			—	11,833	Trader Joe’s	$34.72
Spring Valley Shopping Center	JV-GRI	25%	DC	Washington-Arlington-Alexandria	1930	16,835	4,209	100.0%	100.0%			—	—	—	$65.32
			DC			39,647	9,912	100.0%	100.0%	100.0%	100.0%	—	11,833
First State Plaza	JV-GRI	25%	DE	Philadelphia-Camden-Wilmington	1988	164,779	41,195	86.8%	86.8%			—	57,319	Shop Rite	$14.87
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	229,510	229,510	99.2%	99.2%			—	49,069	Acme Markets, K-Mart	$13.05
Shoppes of Graylyn	JV-GRI	25%	DE	Philadelphia-Camden-Wilmington	1971	66,808	16,702	92.9%	92.9%			—	—	—	$19.46
White Oak - Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%			—	—	—	$32.73
			DE			472,005	298,315	94.0%	97.1%	94.0%	97.1%	—	106,388
Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	96.2%	96.2%			—	48,555	Publix	$11.21
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	92.2%	92.2%			—	35,908	Publix	$16.63
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	77.6%	77.6%			—	42,112	Publix	$11.47
Berkshire Commons			FL	Naples-Marco Island	1992	106,354	106,354	100.0%	100.0%			—	65,537	Publix	$12.25
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	96.7%	96.7%			—	39,795	Publix, Wal-Mart, Bealls	$8.75
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	83.5%	83.5%			—	56,000	Winn-Dixie	$11.32
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	10,762	10,762	74.9%	74.9%			98,165	—	(Kohl’s)	$35.85
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,041	45,021	76.2%	76.2%			—	54,340	Publix	$17.47
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	90.1%	90.1%			—	—	—	$12.56
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	96.7%	96.7%			—	54,420	Publix	$17.29
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	91.9%	91.9%			—	51,420	Publix	$12.08
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%			62,771	62,771	(Publix), Target	$3.17
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	113,281	113,281	86.5%	86.5%			—	42,112	Publix	$11.25
East Towne Center			FL	Orlando	2003	69,841	69,841	98.0%	98.0%			—	44,840	Publix	$14.03
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	89.4%	89.4%			—	39,393	Publix	$15.69
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	88.1%	88.1%			—	27,887	Publix	$13.68
Fleming Island			FL	Jacksonville	2000	136,663	136,663	88.4%	88.4%			129,807	47,955	Publix, (Target)	$12.24
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	100.0%	100.0%			—	42,112	Publix	$14.97
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	98.5%	98.5%			—	54,379	Publix	$14.25
Hibernia Pavilion			FL	Jacksonville	2006	51,298	51,298	92.5%	92.5%			—	39,203	Publix	$16.99
Hibernia Plaza			FL	Jacksonville	2006	8,400	8,400	33.3%	33.3%			—	—	—	$21.36
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%			—	—	—	$25.71

Portfolio Summary Report By Region

September 30, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58,456	11,691	100.0%	100.0%			—	47,955	Publix	$10.01
John’s Creek Center	JV-C2	20%	FL	Jacksonville	2004	75,101	15,020	98.1%	98.1%			—	44,840	Publix	$13.67
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%			—	51,420	Publix	$14.18
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	1999	75,020	75,020	98.4%	98.4%			—	51,420	Publix	$11.84
Lynnhaven	JV-O	50%	FL	Panama City-Lynn Haven	2001	63,871	31,936	100.0%	100.0%			—	44,271	Publix	$11.77
Marketplace St Pete			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	33.7%	33.7%			—	—	—	$22.58
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	112,667	112,667	84.5%	84.5%			—	—	—	$15.00
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,937	48,937	87.1%	87.1%			—	—	—	$17.75
Millhopper Shopping Center			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%			—	37,244	Publix	$10.23
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	86.0%	86.0%			—	51,420	Publix	$15.78
Newberry Square			FL	Gainesville	1986	180,524	180,524	95.6%	95.6%			—	39,795	Publix, K-Mart	$7.57
Nocatee Town Center			FL	Jacksonville	2007	69,803	69,803	79.7%	79.7%			—	54,340	Publix	NA
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75,495	75,495	100.0%	100.0%			—	47,955	Publix	$12.61
Oakleaf Commons			FL	Jacksonville	2006	73,717	73,717	79.1%	79.1%			—	45,600	Publix	$14.15
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	100.0%	100.0%			—	61,171	Publix	$13.20
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	99.1%	99.1%			—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.64
Pebblebrook Plaza	JV-O	50%	FL	Naples-Marco Island	2000	76,767	38,384	100.0%	100.0%			—	61,166	Publix	$12.89
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	91.3%	91.3%			—	37,866	Publix	$12.94
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	100.0%	100.0%			—	44,840	Publix	$16.17
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	93.5%	93.5%			66,000	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$13.95
Seminole Shoppes			FL	Jacksonville	2009	73,240	73,240	74.2%	74.2%			—	54,340	Publix	$19.17
Shoppes @ 104	JV-M	25%	FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	27,048	98.7%	98.7%			—	46,368	Winn-Dixie	$13.49
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	105,319	52,660	97.3%	97.3%			97,000	44,840	Publix, (Kohl’s)	$17.72
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	14,639	7,320	28.5%	28.5%			—	—	—	$21.98
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	100.0%	100.0%			—	—	—	$20.78
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%			—	—	—	$23.83
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108,434	108,434	91.9%	91.9%			—	—	Kohl’s	$28.00
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	9,452	9,452	0.0%	0.0%			143,055	—	(Target)	NA
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%			—	56,146	Publix	$12.77
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%			—	—	—	$26.77
Village Center			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	96.5%	96.5%			—	36,434	Publix	$12.74
Village Commons Shopping Center	JV-GRI	25%	FL	Miami-Fort Lauderdale-Miami Beach	1986	169,053	42,263	82.0%	82.0%			—	39,975	Publix	$17.33
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	82.2%	82.2%			—	44,271	Publix	$11.04
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	95.5%	95.5%			—	46,779	Publix	$10.34
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	96.9%	96.9%			—	44,840	Publix	$18.68
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	78,998	78,998	95.2%	95.2%			—	51,420	Publix	$12.91
Willa Springs			FL	Orlando	2000	89,930	89,930	96.9%	96.9%			—	44,271	Publix	$15.54
			FL			5,518,898	4,678,710	91.7%	91.5%	93.1%	92.8%	596,798	2,131,558
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,449	53,449	64.7%	64.7%			—	—	—	$19.82
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	100.0%	100.0%			—	—	—	$16.79
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	88.3%	88.3%			—	43,454	Publix	$14.47
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	97.7%	97.7%			—	—	—	$15.65
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	99.9%	99.9%			—	40,852	Kroger	$12.20
Chapel Hill Centre			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	96.4%	96.4%			88,713	—	(Kohl’s)	$11.54
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	70,282	70,282	91.5%	91.5%			—	—	—	$10.68
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	82.9%	82.9%			—	45,044	Publix	$15.67
Dunwoody Hall			GA	Atlanta-Sandy Springs-Marietta	1986	89,351	89,351	100.0%	100.0%			—	44,271	Publix	$14.62
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	85.2%	85.2%			—	18,400	Fresh Market	$17.48
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	1984	97,990	97,990	89.0%	89.0%			—	31,000	Publix	$16.09
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81,432	16,286	92.5%	92.5%			—	51,420	Publix	$12.36
Lindbergh Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	27,059	6,765	96.0%	96.0%			—	—	—	$23.70
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	96.0%	96.0%			—	—	—	$18.14
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	72,568	14,514	91.5%	91.5%			—	47,814	Publix	$11.39
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	100.0%	100.0%			—	—	—	$29.55
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,703	95,703	93.4%	93.4%			—	—	—	$21.85
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,896	78,896	100.0%	100.0%			—	47,955	Publix	$10.58
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	78.0%	78.0%			—	58,261	Kroger	$15.61
Roswell Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1999	201,979	50,495	90.1%	90.1%			—	11,606	Trader Joe’s, Pike Nurseries	$13.33
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	91.8%	91.8%			—	63,296	Kroger	$11.48
Trowbridge Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	62,558	15,640	100.0%	100.0%			—	37,888	Publix	$10.92
Woodstock Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	66,122	16,531	92.6%	92.6%			—	54,322	Kroger	$9.13
			GA			2,019,330	1,627,842	91.4%	91.1%	91.4%	91.1%	88,713	595,583
Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,355	27,071	93.9%	93.9%			—	72,397	Dominick’s	$14.24
Brentwood Commons	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1962	125,585	31,396	80.6%	80.6%			—	64,762	Dominick’s	$11.88
Carbondale Center	JV-D	16.35%	IL	Carbondale	1997	59,726	9,765	100.0%	100.0%			—	56,726	Schnucks	$10.17
Civic Center Plaza	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1989	264,973	66,243	99.5%	99.5%			—	87,135	Super H Mart, Home Depot	$10.80
Champaign Commons	JV-D	16.35%	IL	Champaign-Urbana	1990	88,105	14,405	90.7%	90.7%			—	72,326	Schnucks	$8.65
Country Club Plaza	JV-D	16.35%	IL	St. Louis	2001	86,867	14,203	98.4%	98.4%			—	54,554	Schnucks	$7.07
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	236,173	47,235	76.8%	76.8%			117,000	65,816	Dominick’s, (Target)	$13.70
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	91.8%	91.8%			—	64,937	Jewel / OSCO	$12.70
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	98.8%	98.8%			—	72,385	Dominick’s	$13.94

Portfolio Summary Report By Region

September 30, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Granite City	JV-D	16.35%	IL	St. Louis	2004	46,237	7,560	100.0%	100.0%			—	46,237	Schnucks	$8.28
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,960	178,960	82.1%	82.1%			—	69,540	Dominick’s	$13.37
McHenry Commons Shopping Center	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1988	100,526	25,132	16.6%	16.6%			—	—	—	$16.41
Montvale Commons	JV-D	16.35%	IL	Springfield	1996	73,937	12,089	98.1%	98.1%			—	62,447	Schnucks	$10.54
Oaks Shopping Center	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1983	135,005	33,751	87.3%	87.3%			—	63,863	Dominick’s	$14.81
Riverside Sq & River’s Edge	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1986	169,435	42,359	98.6%	98.6%			—	74,495	Dominick’s	$14.46
Riverview Plaza	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1981	139,256	34,814	97.7%	97.7%			—	50,094	Dominick’s	$11.01
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	98.2%	98.2%			—	65,977	Dominick’s	$14.66
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%			—	—	—	$13.38
Stearns Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1999	96,613	19,323	94.1%	94.1%			—	65,613	Dominick’s	$13.86
Stonebrook Plaza Shopping Center	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1984	95,825	23,956	100.0%	100.0%			—	63,000	Dominick’s	$11.41
Swansea Plaza	JV-D	16.35%	IL	St. Louis	1988	118,892	19,439	97.1%	97.1%			—	70,017	Schnucks	$10.07
Urbana Crossing	JV-D	16.35%	IL	Champaign-Urbana	1997	85,196	13,930	96.7%	96.7%			—	62,105	Schnucks	$11.13
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	121,502	121,502	81.7%	81.7%			—	51,304	Dominick’s	$12.00
			IL			2,769,865	917,098	89.7%	87.6%	89.7%	87.6%	117,000	1,355,730
Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,924	11,924	66.4%	66.4%			89,911	—	(Kohl’s)	$16.81
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,532	14,532	70.2%	70.2%			213,988	213,988	(Menards)	$30.65
Evansville West Center	JV-D	16.35%	IN	Evansville	1989	79,885	13,061	91.9%	91.9%			—	62,273	Schnucks	$8.50
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	29.9%	29.9%			265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$19.50
Willow Lake Shopping Center	JV-GRI	25%	IN	Indianapolis	1987	85,923	21,481	79.8%	79.8%			64,000	64,000	(Kroger)	$16.94
Willow Lake West Shopping Center	JV-GRI	25%	IN	Indianapolis	2001	52,961	13,240	100.0%	100.0%			—	10,028	Trader Joe’s	$21.75
			IN			273,253	102,266	81.1%	67.4%	81.7%	67.5%	633,697	400,289
Walton Towne Center			KY	Cincinnati-Middletown	2007	23,184	23,184	63.7%	63.7%			116,432	116,432	(Kroger)	$17.43
			KY			23,184	23,184	63.7%	63.7%	NA	NA	116,432	116,432
Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	94,204	94,204	84.2%	84.2%			—	11,000	Trader Joe’s	$25.75
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	100.0%	100.0%			—	59,970	Stop & Shop, BJ’s Wholesale	$10.57
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	92.9%	92.9%			—	62,500	Shaw’s, Marshall’s	$15.60
			MA			561,186	412,963	93.8%	91.6%	95.7%	93.7%	—	133,470
Bowie Plaza	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1966	104,037	26,009	79.7%	79.7%			—	21,750	Giant Food	$19.26
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	94.8%	94.8%			49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$8.70
Cloppers Mill Village	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1995	137,035	34,259	100.0%	100.0%			—	70,057	Shoppers Food Warehouse	$18.13
Elkridge Corners	JV-GRI	25%	MD	Baltimore-Towson	1990	73,529	18,382	100.0%	100.0%			—	39,571	Super Fresh	$14.71
Festival at Woodholme	JV-GRI	25%	MD	Baltimore-Towson	1986	81,028	20,257	88.1%	88.1%			—	10,370	Trader Joe’s	$34.70
Firstfield Shopping Center	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1978	22,328	5,582	93.3%	93.3%			—	—	—	$35.69
Goshen Plaza	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1987	45,654	11,414	84.6%	84.6%			—	—	—	$19.68
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118,326	29,582	97.4%	97.4%			—	53,754	Safeway	$25.07
Lee Airport			MD	Baltimore-Towson	2005	107,063	107,063	75.4%	75.4%			75,000	70,260	Giant Food, (Sunrise)	NA
Mitchellville Plaza	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1991	156,125	39,031	87.7%	87.7%			—	45,100	Food Lion	$22.07
Parkville Shopping Center	JV-GRI	25%	MD	Baltimore-Towson	1961	162,435	40,609	96.1%	96.1%			—	41,223	Super Fresh	$12.40
Southside Marketplace	JV-GRI	25%	MD	Baltimore-Towson	1990	125,146	31,287	95.6%	95.6%			—	44,264	Shoppers Food Warehouse	$15.43
Takoma Park	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1960	106,469	26,617	99.5%	99.5%			—	63,643	Shoppers Food Warehouse	$10.30
Valley Centre	JV-GRI	25%	MD	Baltimore-Towson	1987	247,837	61,959	95.8%	95.8%			—	—	—	$14.96
Watkins Park Plaza	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1985	113,443	28,361	93.6%	93.6%			—	43,205	Safeway	$19.00
Woodmoor Shopping Center	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1954	67,403	16,851	86.6%	86.6%			—	—	—	$24.76
			MD			1,873,908	538,472	92.6%	90.0%	93.7%	93.7%	124,000	546,197
Fenton Marketplace			MI	Flint	1999	97,224	97,224	91.4%	91.4%			—	53,739	Farmer Jack	$12.96
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	60.0%	60.0%			147,491	—	(Wal-Mart)	$24.24
			MI			118,273	118,273	85.8%	85.8%	91.4%	91.4%	147,491	53,739
Affton Plaza	JV-D	16.35%	MO	St. Louis	2000	67,760	11,079	96.2%	96.2%			—	61,218	Schnucks	$5.87
Bellerive Plaza	JV-D	16.35%	MO	St. Louis	2000	115,252	18,844	93.3%	93.3%			—	67,985	Schnucks	$9.73
Brentwood Plaza	JV-D	16.35%	MO	St. Louis	2002	60,452	9,884	100.0%	100.0%			—	51,800	Schnucks	$9.62
Bridgeton	JV-D	16.35%	MO	St. Louis	2005	70,762	11,570	100.0%	100.0%			129,802	63,482	Schnucks, (Home Depot)	$11.82
Butler Hill Centre	JV-D	16.35%	MO	St. Louis	1987	90,889	14,860	98.5%	98.5%			—	63,304	Schnucks	$10.70
Capital Crossing	JV-D	16.35%	MO	Jefferson City	2002	85,149	13,922	98.6%	98.6%			—	63,111	Schnucks	$11.14
City Plaza	JV-D	16.35%	MO	St. Louis	1998	80,149	13,104	94.9%	94.9%			—	62,348	Schnucks	$9.10
Crestwood Commons	JV-D	16.35%	MO	St. Louis	1994	67,285	11,001	100.0%	100.0%			132,463	67,285	Schnucks, (Best Buy), (Gordman’s)	$11.79
Dardenne Crossing	JV-D	16.35%	MO	St. Louis	1996	67,430	11,025	100.0%	100.0%			—	63,333	Schnucks	$10.96
Dorsett Village	JV-D	16.35%	MO	St. Louis	1998	104,217	17,039	98.1%	98.1%			35,090	59,483	Schnucks, (Orlando Gardens Banquet Center)	$11.77
Kirkwood Commons	JV-D	16.35%	MO	St. Louis	2000	467,703	76,469	100.0%	100.0%			258,000	—	Wal-Mart, (Target), (Lowe’s)	$9.40
Lake St. Louis	JV-D	16.35%	MO	St. Louis	2004	75,643	12,368	100.0%	100.0%			—	63,187	Schnucks	$12.83
O’Fallon Centre	JV-D	16.35%	MO	St. Louis	1984	71,300	11,658	90.2%	90.2%			—	55,050	Schnucks	$8.25
Plaza 94	JV-D	16.35%	MO	St. Louis	2005	66,555	10,882	97.2%	97.2%			—	52,844	Schnucks	$9.63
Richardson Crossing	JV-D	16.35%	MO	St. Louis	2000	82,994	13,570	97.1%	97.1%			—	61,494	Schnucks	$12.09
Shackelford Center	JV-D	16.35%	MO	St. Louis	2006	49,635	8,115	97.4%	97.4%			—	45,960	Schnucks	$7.42
Sierra Vista Plaza	JV-D	16.35%	MO	St. Louis	1993	74,666	12,208	98.4%	98.4%			—	56,201	Schnucks	$10.06
Twin Oaks	JV-D	16.35%	MO	St. Louis	2006	71,682	11,720	98.3%	98.3%			—	63,482	Schnucks	$12.06
University City Square	JV-D	16.35%	MO	St. Louis	1997	79,230	12,954	100.0%	100.0%			—	61,600	Schnucks	$9.18
Washington Crossing	JV-D	16.35%	MO	St. Louis	1999	117,626	19,232	95.1%	95.1%			—	56,250	Schnucks	$10.95

Portfolio Summary Report By Region

September 30, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Wentzville Commons	JV-D	16.35%	MO	St. Louis	2000	74,205	12,133	100.0%	100.0%			106,086	61,860	Schnucks, (Home Depot)	$11.19
Wildwood Crossing	JV-D	16.35%	MO	St. Louis	1997	108,200	17,691	85.1%	85.1%			—	61,500	Schnucks	$11.51
Zumbehl Commons	JV-D	16.35%	MO	St. Louis	1990	116,682	19,078	94.2%	94.2%			—	74,672	Schnucks	$8.66
			MO			2,265,466	370,404	97.2%	97.2%	97.2%	97.2%	661,441	1,337,449
Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	98.8%	98.8%			87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, Savers, (Burlington Coat Factory)	$10.85
Colonial Square	JV-GRI	25%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	23,300	96.1%	96.1%			—	43,978	Lund’s	$16.58
Rockford Road Plaza	JV-GRI	25%	MN	Minneapolis-St. Paul-Bloomington	1991	205,897	51,474	95.5%	95.5%			—	65,608	Rainbow Foods	$12.25
			MN			483,938	120,985	96.9%	96.9%	96.9%	96.9%	87,437	171,322
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	635,918	190,775	84.2%	84.2%			—	79,830	Harris Teeter, Fresh Market	$15.68
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	97.7%	97.7%			—	14,300	Fresh Market	$16.10
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66,020	13,204	98.2%	98.2%			—	41,500	Harris Teeter	$15.31
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	94.6%	94.6%			—	46,478	Kroger	$9.88
Garner Towne Square			NC	Raleigh-Cary	1998	221,776	221,776	95.8%	95.8%			273,000	57,590	Kroger, (Home Depot), (Target)	$12.56
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	100.0%	100.0%			—	27,764	Harris Teeter	$13.59
Harris Crossing			NC	Raleigh-Cary	2007	65,368	65,368	83.9%	83.9%			—	53,365	Harris Teeter	NA
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,690	87,690	100.0%	100.0%			—	57,590	Kroger	$11.91
Maynard Crossing			NC	Raleigh-Cary	1997	122,782	122,782	95.3%	95.3%			—	55,973	Kroger	$15.05
Middle Creek Commons			NC	Raleigh-Cary	2006	73,634	73,634	81.3%	81.3%			—	49,495	Lowes Foods	$15.17
Shoppes of Kildaire	JV-GRI	25%	NC	Raleigh-Cary	1986	148,204	37,051	92.8%	92.8%			—	18,613	Trader Joe’s	$14.89
Southpoint Crossing			NC	Durham	1998	103,128	103,128	97.8%	97.8%			—	59,160	Kroger	$15.84
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,846	20,369	78.7%	78.7%			—	24,167	—	$14.63
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	97.0%	97.0%			—	40,832	Food Lion	$12.07
			NC			2,016,488	1,232,319	90.7%	93.0%	91.3%	94.3%	273,000	626,657
Merrimack Shopping Center			NH	Manchester-Nashua	2004	78,893	78,893	96.7%	96.7%			—	54,000	Shaw’s	$12.19
			NH			78,893	78,893	96.7%	96.7%	96.7%	96.7%	—	54,000
Plaza Square	JV-GRI	25%	NJ	New York-Northern New Jersey-Long Island	1990	103,842	25,961	91.8%	91.8%			—	60,000	Shop Rite	$22.16
Haddon Commons	JV-GRI	25%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	13,160	93.4%	93.4%			—	34,240	Acme Markets	$5.19
			NJ			156,482	39,121	92.3%	92.3%	92.3%	92.3%	—	94,240
Anthem Highlands Shopping Center			NV	Las Vegas-Paradise	2004	93,516	93,516	81.7%	81.7%			—	53,963	Albertsons	$13.53
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	339,474	339,474	77.6%	77.6%			132,360	—	(Target), Home Depot, Toys “R” Us	$19.01
Centennial Crossroads Plaza	JV-M	25%	NV	Las Vegas-Paradise	2002	99,064	24,766	95.7%	95.7%			154,000	55,256	Von’s Food & Drug, (Target)	$13.02
			NV			532,054	457,756	81.7%	79.4%	88.9%	84.6%	286,360	109,219
Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	100.0%	100.0%			—	70,815	Kroger	$10.10
Cherry Grove			OH	Cincinnati-Middletown	1997	195,513	195,513	98.3%	98.3%			—	66,336	Kroger	$9.99
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%			—	59,120	Kroger	$10.83
Hyde Park			OH	Cincinnati-Middletown	1995	396,861	396,861	96.5%	96.5%			—	169,267	Kroger, Biggs	$13.56
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,116	29,223	100.0%	100.0%			203,000	—	Kohl’s, (Wal-Mart Supercenter)	$5.09
Kroger New Albany Center			OH	Columbus	1999	93,285	93,285	96.6%	96.6%			—	63,805	Kroger	$11.60
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	98.4%	98.4%			90,000	62,000	Kroger, (Home Depot)	$10.76
Park Place Shopping Center			OH	Columbus	1988	106,832	106,832	60.1%	60.1%			—	—	—	$9.53
Red Bank Village			OH	Cincinnati-Middletown	2006	174,315	174,315	90.3%	90.3%			—	—	Wal-Mart	$5.15
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	80.5%	80.5%			—	—	—	$23.53
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	96.5%	96.5%			—	56,800	Kroger	$10.11
Sycamore Crossing & Sycamore Plaza	JV-RRP	20%	OH	Cincinnati-Middletown	1966	390,957	78,191	88.4%	88.4%			—	25,723	Fresh Market, Macy’s Furniture Gallery, Toys ‘R Us, Dick’s Sporting Goods	$16.67
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	108,173	108,173	88.7%	88.7%			336,263	—	(Kohl’s), (Lowe’s), (Target)	$14.73
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,181	88,181	98.4%	98.4%			—	66,523	Kroger	$9.97
Windmiller Plaza Phase I			OH	Columbus	1997	140,437	140,437	97.5%	97.5%			—	101,428	Kroger	$8.46
			OH			2,245,341	1,815,683	93.2%	93.6%	93.7%	94.3%	629,263	741,817
Corvallis Market Center			OR	Corvallis	2006	84,549	84,549	100.0%	100.0%			—	—	—	$16.53
Greenway Town Center	JV-GRI	25%	OR	Portland-Vancouver-Beaverton	1979	93,101	23,275	95.7%	95.7%			—	37,500	Unified Western Grocers	$12.61
Hillsboro Market Center	JV-M	25%	OR	Portland-Vancouver-Beaverton	2000	148,051	37,013	94.0%	94.0%			—	57,370	Albertsons	$14.05
Hillsboro - Sports Authority/Best Buy			OR	Portland-Vancouver-Beaverton	2006	76,483	76,483	100.0%	100.0%			—	—	Sports Authority	$27.45
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	97.6%	97.6%			—	41,132	Safeway	$14.68
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	98.4%	98.4%			—	55,227	Safeway	$10.95
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	98.6%	98.6%			—	49,793	Albertsons	$17.90
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	89.9%	89.9%			—	—	—	$22.26
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	100.0%	100.0%			—	56,500	Whole Foods	$25.38
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	97.8%	97.8%			—	—	Sports Authority	$16.97
			OR			976,696	795,832	97.2%	97.8%	97.2%	97.8%	—	297,522
Allen Street Shopping Center	JV-GRI	25%	PA	Allentown-Bethlehem-Easton	1958	46,228	11,557	96.7%	96.7%			—	22,075	Ahart Market	$13.37
City Avenue Shopping Center	JV-GRI	25%	PA	Philadelphia-Camden-Wilmington	1960	159,094	39,774	95.6%	95.6%			—	—	—	$17.31
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,337	219,337	92.4%	92.4%			—	11,100	Trader Joe’s	$24.20
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%			—	—	—	$27.64
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%			—	—	—	NA
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	80,122	80,122	75.5%	75.5%			133,000	—	(Target), Sports Authority	$20.28
Mayfair Shopping Center	JV-GRI	25%	PA	Philadelphia-Camden-Wilmington	1988	112,276	28,069	89.7%	89.7%			—	25,673	Shop ‘N Bag	$15.95

Portfolio Summary Report By Region

September 30, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Mercer Square Shopping Center	JV-GRI	25%	PA	Philadelphia-Camden-Wilmington	1988	91,400	22,850	92.1%	92.1%			—	50,708	Genuardi’s	$19.16
Newtown Square Shopping Center	JV-GRI	25%	PA	Philadelphia-Camden-Wilmington	1970	146,893	36,723	89.7%	89.7%			—	56,226	Acme Markets	$14.79
Silver Spring Square	JV-RRP	20%	PA	Harrisburg-Carlisle	2005	314,449	62,890	95.9%	95.9%			139,377	130,000	Wegmans, (Target)	$14.83
Stefko Boulevard Shopping Center	JV-GRI	25%	PA	Allentown-Bethlehem-Easton	1976	133,824	33,456	90.2%	90.2%			—	73,000	Valley Farm Market	$7.17
Warwick Square Shopping Center	JV-GRI	25%	PA	Philadelphia-Camden-Wilmington	1999	89,680	22,420	96.5%	96.5%			—	50,658	Genuardi’s	$17.27
			PA			1,414,123	578,018	92.4%	90.7%	93.4%	93.2%	272,377	419,440
Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	59,601	59,601	88.3%	88.3%			—	45,600	Publix	$13.54
Merchants Village	JV-GRI	25%	SC	Charleston-North Charleston	1997	79,724	19,931	97.0%	97.0%			—	37,888	Publix	$13.39
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	97.8%	97.8%			—	44,840	Publix	$12.35
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%			—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	97.7%	97.7%			—	65,796	Publix	$9.95
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	59,881	11,976	97.8%	97.8%			—	46,624	Bi-Lo	$11.78
			SC			360,718	163,584	96.1%	94.4%	97.7%	97.9%	—	240,748
Collierville Crossing	JV-D	16.35%	TN	Memphis	2004	86,065	14,072	93.4%	93.4%			125,500	63,193	Schnucks, (Target)	$12.22
Dickson Tn			TN	Nashville-Davidson—Murfreesboro	1998	10,908	10,908	100.0%	100.0%			—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson—Murfreesboro	1998	70,091	70,091	100.0%	100.0%			—	55,377	Publix	$13.51
Lebanon Center			TN	Nashville-Davidson—Murfreesboro	2006	63,800	63,800	75.9%	75.9%			—	45,600	Publix	$12.14
Nashboro Village			TN	Nashville-Davidson—Murfreesboro	1998	86,811	86,811	95.2%	95.2%			—	61,224	Kroger	$10.48
Northlake Village I & II			TN	Nashville-Davidson—Murfreesboro	1988	137,807	137,807	80.6%	80.6%			—	64,537	Kroger	$12.74
Peartree Village			TN	Nashville-Davidson—Murfreesboro	1997	109,904	109,904	97.9%	97.9%			—	60,647	Harris Teeter	$17.71
			TN			565,386	493,393	90.4%	90.0%	92.2%	92.0%	125,500	350,578
Alden Bridge			TX	Houston-Baytown-Sugar Land	1998	138,953	138,953	94.2%	94.2%			—	67,768	Kroger	$16.79
Atascocita Center			TX	Houston-Baytown-Sugar Land	2003	97,240	97,240	94.3%	94.3%			—	65,740	Kroger	$9.83
Bethany Park Place			TX	Dallas-Fort Worth-Arlington	1998	98,906	98,906	98.0%	98.0%			—	83,214	Kroger	$11.24
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	98.0%	98.0%			—	63,449	Kroger	$16.30
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	133,196	133,196	91.5%	91.5%			102,950	—	(Home Depot)	$10.23
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	92.1%	92.1%			67,106	67,106	(Kroger)	$16.61
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	95.7%	95.7%			—	90,217	H.E.B., Sears	$12.68
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	36.4%	36.4%			81,264	81,264	(Kroger)	$22.87
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%			—	—	—	$33.89
Highland Village			TX	Dallas-Fort Worth-Arlington	2005	351,635	351,635	80.2%	80.2%			—	—	AMC Theater	$26.02
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	100.0%	100.0%			—	79,000	H.E.B.	$18.94
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	94.1%	94.1%			—	63,631	Tom Thumb	$14.27
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	79.7%	79.7%			—	80,925	H.E.B.	$16.21
Kleinwood Center II			TX	Houston-Baytown-Sugar Land	2005	45,000	45,000	100.0%	100.0%			45,000	—	(LA Fitness)	$16.50
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	93.8%	93.8%			62,804	62,804	(Albertsons)	$22.85
Main Street Center	JV-GRI	25%	TX	Dallas-Fort Worth-Arlington	2002	42,754	10,689	77.2%	77.2%			62,322	62,322	(Albertsons)	$20.73
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96,353	96,353	100.0%	100.0%			—	64,228	Tom Thumb	$18.10
Market at Round Rock			TX	Austin-Round Rock	1987	122,646	122,646	58.4%	58.4%			—	29,523	Sprout’s Markets	$16.35
Memorial Collection Shopping Center	JV-GRI	25%	TX	Houston-Baytown-Sugar Land	1974	103,330	25,833	97.5%	97.5%			—	53,993	Randall’s Food	$14.65
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	100.0%	100.0%			—	48,525	Tom Thumb	$14.58
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	96.0%	96.0%			—	60,465	H.E.B.	$18.21
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	165,560	165,560	92.1%	92.1%			—	65,800	Randall’s Food	$16.53
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	239,333	239,333	89.2%	89.2%			—	53,118	Tom Thumb	$24.83
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	97.2%	97.2%			—	63,636	Kroger	$13.41
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	52.7%	52.7%			62,322	62,322	(Albertsons)	$22.39
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46,095	46,095	100.0%	100.0%			73,770	57,017	(Kroger)	$22.71
Shiloh Springs			TX	Dallas-Fort Worth-Arlington	1998	110,040	110,040	88.7%	88.7%			—	60,932	Kroger	$14.01
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,414	32,414	68.8%	68.8%			61,962	61,962	(Kroger)	$21.22
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%			—	63,373	Kroger	$17.71
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	95.3%	95.3%			—	65,241	Kroger	$16.09
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	88.6%	88.6%			—	63,654	Tom Thumb	$12.95
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,858	24,858	84.7%	84.7%			102,984	102,984	(Kroger)	$20.94
Weslayan Plaza East	JV-GRI	25%	TX	Houston-Baytown-Sugar Land	1969	169,693	42,423	98.3%	98.3%			—	—	—	$13.69
Weslayan Plaza West	JV-GRI	25%	TX	Houston-Baytown-Sugar Land	1969	186,069	46,517	91.9%	91.9%			—	51,960	Randall’s Food	$16.33
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	183,371	183,371	83.9%	83.9%			126,874	—	(Target)	$15.55
Woodway Collection	JV-GRI	25%	TX	Houston-Baytown-Sugar Land	1974	111,165	27,791	84.5%	84.5%			—	56,596	Randall’s Food	$15.26
			TX			4,403,509	3,656,479	89.9%	89.6%	91.5%	91.5%	849,358	1,952,769
601 King Street	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1980	8,349	2,087	75.3%	75.3%			—	—	—	$46.77
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	96.8%	96.8%			—	48,999	Giant Food	$21.23
Ashburn Farm Village Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1996	88,897	22,224	97.3%	97.3%			—	57,030	Shoppers Food Warehouse	$14.19
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	94.8%	94.8%			—	57,860	Safeway	$16.63
Centre Ridge Marketplace	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1996	104,100	26,025	100.0%	100.0%			—	55,138	Shoppers Food Warehouse	$16.55
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97,156	97,156	100.0%	100.0%			—	55,163	Safeway	$16.68
Culpeper Colonnade			VA	Culpeper	2006	62,114	62,114	90.9%	90.9%			127,307	68,421	Martin’s, (Target)	$16.11
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	85,482	85,482	76.5%	76.5%			—	—	—	$13.15
Festival at Manchester Lakes	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1990	165,130	41,283	96.4%	96.4%			—	65,000	Shoppers Food Warehouse	$22.53

Portfolio Summary Report By Region

September 30, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Fortuna Center Plaza	JV-RRP	20%	VA	Washington-Arlington-Alexandria	2004	90,131	18,026	100.0%	100.0%			123,735	66,870	Shoppers Food Warehouse, (Target)	$14.06
Fox Mill Shopping Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1977	103,269	25,817	96.1%	96.1%			—	49,837	Giant Food	$20.18
Gayton Crossing	JV-GRI	25%	VA	Richmond	1983	156,917	39,229	94.8%	94.8%			—	38,408	Ukrop’s	$13.21
Greenbriar Town Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1972	340,006	85,002	98.4%	98.4%			—	62,319	Giant Food	$21.79
Hanover Village Shopping Center	JV-GRI	25%	VA	Richmond	1971	96,146	24,037	69.9%	69.9%			—	—	—	$9.71
Hollymead Town Center	JV-C2	20%	VA	Charlottesville	2004	153,739	30,748	97.0%	97.0%			142,500	60,607	Harris Teeter, (Target)	$19.70
Kamp Washington Shopping Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1960	71,825	17,956	95.8%	95.8%			—	—	—	$32.77
Kings Park Shopping Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1966	74,702	18,676	95.6%	95.6%			—	28,161	Giant Food	$23.24
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	97.3%	97.3%			—	63,000	Shoppers Food Warehouse	$19.08
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	51,807	10,361	91.3%	91.3%			—	—	—	$28.35
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,791	149,791	81.0%	81.0%			—	51,922	Safeway	$15.20
Saratoga Shopping Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1977	113,013	28,253	97.8%	97.8%			—	55,713	Giant Food	$16.11
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	96,694	96,694	96.9%	96.9%			—	52,409	Harris Teeter	$20.49
Signal Hill	JV-C2	20%	VA	Washington-Arlington-Alexandria	2004	95,172	19,034	97.5%	97.5%			—	67,470	Shoppers Food Warehouse	$18.77
Stonewall			VA	Washington-Arlington-Alexandria	2007	287,744	287,744	93.8%	93.8%			—	140,000	Wegmans	$14.43
Town Center at Sterling Shopping Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1980	190,069	47,517	92.1%	92.1%			—	46,935	Giant Food	$17.05
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,271	59,654	97.7%	97.7%			—	48,424	Shoppers Food Warehouse, Gold’s Gym	$20.77
Village Shopping Center	JV-GRI	25%	VA	Richmond	1948	111,177	27,794	97.9%	97.9%			—	45,023	Ukrop’s	$17.85
Willston Centre I	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1952	105,376	26,344	91.9%	91.9%			—	—	—	$21.06
Willston Centre II	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1986	127,449	31,862	93.0%	93.0%			140,984	42,491	Safeway, (Target)	$17.81
			VA			3,645,315	1,523,415	94.4%	92.9%	94.4%	92.6%	534,526	1,327,200
Aurora Marketplace	JV-GRI	25%	WA	Seattle-Tacoma-Bellevue	1991	106,921	26,730	95.5%	95.5%			—	48,893	Safeway	$14.43
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	97.1%	97.1%			—	49,440	Safeway	$10.53
Eastgate Plaza	JV-GRI	25%	WA	Seattle-Tacoma-Bellevue	1956	78,230	19,558	100.0%	100.0%			—	28,775	Albertsons	$21.31
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	100.0%	100.0%			—	—	—	$28.38
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	100,663	20,133	100.0%	100.0%			—	—	Sportsman’s Warehouse	$12.51
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77,478	77,478	89.9%	89.9%			—	—	LA Fitness	$18.03
Overlake Fashion Plaza	JV-GRI	25%	WA	Seattle-Tacoma-Bellevue	1987	80,555	20,139	96.9%	96.9%			230,300	—	(Sears)	$21.91
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,899	102,899	100.0%	100.0%			—	40,982	Quality Foods	$19.07
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	100.0%	100.0%			55,000	55,000	(Safeway)	$22.88
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	74.6%	74.6%			111,900	—	(Target)	$34.75
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	97.3%	97.3%			—	50,065	Albertsons	$14.80
			WA			1,038,514	589,847	96.3%	95.2%	96.8%	96.0%	397,200	273,155
Racine Centre Shopping Center	JV-GRI	25%	WI	Racine	1988	135,827	33,957	98.2%	98.2%			—	50,979	Piggly Wiggly	$7.40
Whitnall Square Shopping Center	JV-GRI	25%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	33,325	97.2%	97.2%			—	69,090	Pick ‘N’ Save	$7.63
			WI			269,128	67,282	97.7%	97.7%	97.7%	97.7%	—	120,069

Regency Centers Total						45,883,496	28,996,138	92.0%	91.2%	93.3%	93.2%	8,238,358	17,917,794

(1)   Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Tenants in parenthesis own their own GLA.

(2)   Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:	Co-investment Partnership with Oregon
JV-C2:	Co-investment Partnership with Oregon
JV-CCV:	Co-investment Partnership with Oregon
JV-RC:	Co-investment Partnership with CalSTRS
JV-GRI:	Co-investment Partnership with GRI and Macquarie
JV-M:	Co-investment Partnership with Macquarie
JV-M3:	Co-investment Partnership with Macquarie
JV-RRP:	Regency Retail Partners (open-end fund)
JV-D:	Co-investment Partnership with Macquarie and DESCO
JV-O:	Other, single property Co-investment Partnerships

Properties managed by Regency, but not owned

Northlake Promenade	GA	Atlanta-Sandy Springs-Marietta	25,394
Orchard Square	GA	Atlanta-Sandy Springs-Marietta	93,222
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	45,528
Franklin Square	KY	Frankfort	203,317
Regency Milford Center	OH	Cincinnati-Middletown	108,923
Cherry Park Market	OR	Portland-Vancouver-Beaverton	113,518

Total square footage managed by Regency, but not owned			589,902

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

September 30, 2009

Tenant	Tenant GLA (1)	% of Company- Owned GLA (1)	Total Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,478,514	8.69%	$23,526,733	5.44%	47	9
Publix	1,958,747	6.86%	18,273,744	4.22%	56	20
Safeway	1,641,339	5.75%	15,906,172	3.68%	56	31
Supervalu	950,749	3.33%	11,051,866	2.56%	31	17
CVS	459,256	1.61%	7,108,765	1.64%	51	23
Blockbuster Video	290,948	1.02%	6,162,991	1.42%	72	24
Sports Authority	221,480	0.78%	4,539,337	1.05%	6	1
TJX Companies	421,392	1.48%	4,268,695	0.99%	25	13
Ross Dress For Less	241,538	0.85%	3,933,785	0.91%	16	10
Wells Fargo Bank	66,803	0.23%	3,673,325	0.85%	51	27
Starbucks	102,936	0.36%	3,486,527	0.81%	91	36
PETCO	189,538	0.66%	3,454,562	0.80%	23	12
Sears Holdings	435,250	1.53%	3,296,805	0.76%	14	8
Walgreens	189,974	0.67%	2,966,729	0.69%	18	6
Rite Aid	205,904	0.72%	2,923,496	0.68%	25	13
Schnucks	309,522	1.08%	2,695,784	0.62%	31	31
Bank of America	68,848	0.24%	2,678,101	0.62%	32	14
Subway	91,305	0.32%	2,639,718	0.61%	110	51
H.E.B.	210,413	0.74%	2,499,163	0.58%	4	2
Hallmark	142,038	0.50%	2,496,764	0.58%	51	26
The UPS Store	94,574	0.33%	2,423,436	0.56%	99	43
JPMorgan Chase Bank	62,988	0.22%	2,402,413	0.56%	25	7
Ahold	135,773	0.48%	2,348,193	0.54%	10	8
Harris Teeter	182,108	0.64%	2,315,621	0.54%	7	4
Best Buy	113,302	0.40%	2,310,937	0.53%	7	4
Whole Foods	104,529	0.37%	2,289,560	0.53%	4	2
Michael’s	190,510	0.67%	2,284,193	0.53%	12	4
PetSmart	149,362	0.52%	2,277,238	0.53%	11	6
Home Depot	135,604	0.48%	2,214,862	0.51%	4	1
Target	268,922	0.94%	2,187,476	0.51%	3	1

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent (2)
Safeway Total	$125,300
Kroger Total	34,450
Supervalu Total	10,625
Schnucks Total	6,560

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	1,949,246	21	24
Kroger	679,332	9	56
Safeway	314,000	6	62
Sears Holdings	57,550	1	15
Supervalu	72,533	3	34
Publix	62,771	1	57

	3,135,433

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated co-investment partnerships.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated co-investment partnerships.

Significant Tenant Rents - Wholly Owned and 100% of Co-investment Partnerships

September 30, 2009

Tenant	Tenant GLA (1)	% of Company- Owned GLA (1)	Total Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	# of Leased Stores	# of Leased Stores in JV
Safeway	2,984,737	6.61%	$30,496,081	4.53%	56	31
Kroger	2,819,908	6.25%	$25,408,646	3.77%	47	9
Publix	2,604,276	5.77%	$24,248,480	3.60%	56	20
Supervalu	1,605,782	3.56%	$17,802,906	2.64%	31	17
Schnucks	1,887,329	4.18%	$16,437,709	2.44%	31	31
CVS	718,351	1.59%	$11,281,223	1.68%	51	23
Blockbuster Video	388,834	0.86%	$8,213,072	1.22%	72	24
TJX Companies	695,007	1.54%	$7,095,552	1.05%	25	13
Ross Dress For Less	461,206	1.02%	$6,895,193	1.02%	16	10
PETCO	326,095	0.72%	$6,138,437	0.91%	23	12
Wells Fargo Bank	117,120	0.26%	$6,133,833	0.91%	51	27
Starbucks	148,349	0.33%	$5,033,314	0.75%	91	36
Ahold	416,685	0.92%	$4,970,018	0.74%	10	8
Sports Authority	249,714	0.55%	$4,890,855	0.73%	6	1
Sears Holdings	596,196	1.32%	$4,711,638	0.70%	14	8
Rite Aid	354,008	0.78%	$4,694,113	0.70%	25	13
Bank of America	97,463	0.22%	$4,169,225	0.62%	32	14
Subway	145,371	0.32%	$4,121,140	0.61%	110	51
Hallmark	236,937	0.52%	$3,980,780	0.59%	51	26
24 Hour Fitness	198,706	0.44%	$3,940,020	0.59%	6	4
Walgreens	249,996	0.55%	$3,925,042	0.58%	18	6
Target	355,430	0.79%	$3,917,636	0.58%	3	1
Harris Teeter	315,760	0.70%	$3,884,755	0.58%	7	4
H.E.B.	310,607	0.69%	$3,874,163	0.58%	4	2
PetSmart	248,696	0.55%	$3,680,315	0.55%	11	6
The UPS Store	141,373	0.31%	$3,601,685	0.53%	99	43
Whole Foods	156,644	0.35%	$3,566,000	0.53%	4	2
Best Buy	170,259	0.38%	$3,494,338	0.52%	7	4
Toys “R” Us	262,446	0.58%	$3,460,242	0.51%	6	5

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$332,000
Kroger Total	44,200
Supervalu Total	42,500
Schnucks Total	40,000

GLA owned and occupied by the anchor not included above:		# of Tenant-Owned Stores	# of Stores including Tenant- Owned
Target	2,790,406	21	24
Kroger	727,332	9	56
Safeway	314,000	6	62
Sears Holdings	230,200	1	15
Supervalu	101,721	3	34
Publix	62,771	1	57

	4,226,430

(1)	GLA includes 100% of the GLA in unconsolidated co-investment partnerships.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated co-investment partnerships.

Tenant Lease Expirations

September 30, 2009

All Tenants
	Regency’s Pro-Rata Share					Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro- Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent (2)
(1)	231,654	0.9%	$4,284,066	1.0%	$18.49	393,089	1.0%	$6,880,934	1.0%
2009	801,826	3.2%	15,009,698	3.5%	18.72	1,444,517	3.5%	25,628,474	3.8%
2010	2,451,977	9.6%	46,516,183	10.8%	18.97	4,004,158	9.8%	73,268,229	10.9%
2011	2,907,875	11.4%	52,064,482	12.0%	17.90	4,321,801	10.6%	79,073,494	11.7%
2012	3,336,007	13.1%	61,853,768	14.3%	18.54	5,131,504	12.5%	94,031,710	14.0%
2013	2,472,203	9.7%	47,894,466	11.1%	19.37	4,242,725	10.4%	75,159,048	11.2%
2014	1,844,622	7.3%	34,828,358	8.1%	18.88	2,906,871	7.1%	54,276,696	8.1%
2015	701,965	2.8%	11,779,181	2.7%	16.78	1,327,341	3.2%	22,178,643	3.3%
2016	691,689	2.7%	11,917,321	2.8%	17.23	1,585,816	3.9%	24,270,636	3.6%
2017	1,231,720	4.8%	21,584,807	5.0%	17.52	2,090,979	5.1%	34,875,587	5.2%
2018	1,252,114	4.9%	19,786,324	4.6%	15.80	1,864,375	4.6%	29,086,063	4.3%

10 Year Total	17,923,653	70.5%	327,518,655	75.7%	18.27	29,313,176	71.6%	518,729,513	77.0%

Thereafter	7,512,714	29.5%	105,032,585	24.3%	13.98	11,612,870	28.4%	154,745,127	23.0%

	25,436,366	100.0%	$432,551,240	100.0%	$17.01	40,926,046	100.0%	$673,474,640	100.0%

Anchor Tenants (3)
	Regency’s Pro-Rata Share					Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro- Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent (2)
(1)		0.0%		0.0%			0.0%		0.0%
2009	274,111	2.0%	2,963,534	2.0%	10.81	604,841	2.6%	7,217,585	3.0%
2010	589,944	4.3%	4,662,031	3.2%	7.90	1,124,051	4.9%	9,368,826	3.9%
2011	1,028,903	7.5%	7,605,220	5.2%	7.39	1,417,704	6.2%	11,323,196	4.7%
2012	1,228,731	8.9%	11,841,359	8.1%	9.64	1,885,743	8.2%	17,986,536	7.5%
2013	789,084	5.7%	6,658,879	4.6%	8.44	1,699,877	7.4%	14,153,781	5.9%
2014	634,458	4.6%	5,659,854	3.9%	8.92	1,014,074	4.4%	9,712,271	4.0%
2015	401,272	2.9%	4,403,370	3.0%	10.97	804,625	3.5%	8,609,167	3.6%
2016	401,937	2.9%	4,312,960	2.9%	10.73	984,717	4.3%	10,074,275	4.2%
2017	738,487	5.4%	8,819,563	6.0%	11.94	1,444,601	6.3%	17,844,782	7.4%
2018	815,150	5.9%	8,867,496	6.1%	10.88	1,251,601	5.5%	13,749,608	5.7%

10 Year Total	6,902,077	50.2%	65,794,266	45.0%	9.53	12,231,834	53.5%	120,040,028	50.0%

Thereafter	6,841,363	49.8%	80,531,459	55.0%	11.77	10,650,607	46.5%	119,921,248	50.0%

	13,743,439	100.0%	$146,325,725	100.0%	$10.65	22,882,441	100.0%	$239,961,276	100.0%

Reflects in place leases as of September 30, 2009, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3)	Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations

September 30, 2009

Inline Tenants
	Regency’s Pro-Rata Share					Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro- Rata Expiring GLA	Pro-Rata In- Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent (2)
(1)	231,654	2.0%	$4,284,066	1.5%	$18.49	393,089	2.2%	$6,880,934	1.6%
2009	527,715	4.5%	12,046,164	4.2%	22.83	839,676	4.7%	18,410,889	4.2%
2010	1,862,033	15.9%	41,854,152	14.6%	22.48	2,880,107	16.0%	63,899,403	14.7%
2011	1,878,972	16.1%	44,459,261	15.5%	23.66	2,904,097	16.1%	67,750,298	15.6%
2012	2,107,277	18.0%	50,012,409	17.5%	23.73	3,245,761	18.0%	76,045,174	17.5%
2013	1,683,119	14.4%	41,235,587	14.4%	24.50	2,542,848	14.1%	61,005,267	14.1%
2014	1,210,164	10.3%	29,168,505	10.2%	24.10	1,892,797	10.5%	44,564,425	10.3%
2015	300,693	2.6%	7,375,811	2.6%	24.53	522,716	2.9%	13,569,476	3.1%
2016	289,752	2.5%	7,604,362	2.7%	26.24	601,099	3.3%	14,196,362	3.3%
2017	493,233	4.2%	12,765,244	4.5%	25.88	646,378	3.6%	17,030,805	3.9%
2018	436,964	3.7%	10,918,828	3.8%	24.99	612,774	3.4%	15,336,454	3.5%

10 Year Total	11,021,576	94.3%	261,724,389	91.4%	23.75	17,081,342	94.7%	398,689,486	92.0%

Thereafter	671,351	5.7%	24,501,126	8.6%	36.50	962,263	5.3%	34,823,879	8.0%

	11,692,927	100.0%	$286,225,515	100.0%	$24.48	18,043,605	100.0%	$433,513,365	100.0%

Reflects in place leases as of September 30, 2009, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

September 30, 2009

	Annual Guidance			Quarterly
($000s except per share numbers)	2007A	2008A	2009E	1Q09A	2Q09A		3Q09A	4Q09E

FFO / Share (for actuals please see related press release)			$1.02-$1.07	$0.78		$0.24	$(0.58)	$.63-$.68
Recurring FFO / Share			$2.59-$2.64	$0.75		$0.62	$0.69	$.53-$.58

Operating Portfolio — Wholly owned and Regency’s pro-rata share of co-investment partnerships
Percent leased at period end	95.0%	93.8%	91.5% – 93.0%	93.3%		93.0%	93.2%
Same store growth	3.0%	2.6%	(7.8)% – (6.8)%	-2.0%		-10.6%	-6.5%
Rental rate growth	13.0%	10.6%	(4.0)% – (2.0)%	0.9%		-3.8%	-7.4%

Percentage Rent — Consolidated Only	$4,678	$4,260	$3,200 – $3,700	$700		$307	$235
Recovery Rate — Consolidated Only – All Properties	78.5%	79.4%	72% – 74%	76.9%		70.9%	74.6%
Operating Portfolio only excluding development	81.0%	83.0%	76% – 78%	80.0%		76.9%	78.7%

Investment Activity
Acquisitions - consolidated	$105,984	$0	$0	$0		$0	$0
Cap rate	6.0%	0.0%	0.0%	0.0%		0.0%	0.0%

JV Acquisitions - 3rd Party (gross $)	$507,850	$121,775	$17,884	$0		$0	$17,884
Cap rate	6.4%	6.5%	9.3%	0.0%		0.0%	9.3%
REG % ownership	17%	20%	50%	0%		0%	50%

JV Acquisitions - REG contributions (gross $)	$126,375	$157,894	$133,900	$0		$0	$0	$133,900
Cap rate	6.2%	7.0%	8.8%	0.0%		0.0%	0.0%	8.8%
REG % ownership	20%	20%	20%	0%		0%	0%	20%

Dispositions - op. properties (REG Pro-Rata)	$82,110	$64,313	$136,145	$8,825		$0	$20,200	$107,120
Cap rate (average)	7.2%	7.9%	8.1%	7.5%		0.0%	5.0%	8.8%

Development starts	$378,831	$176,891	$13,970-$30,500	$0		$0	$13,970

Development stabilizations - net costs	$326,555	$102,888	$95,451-$111,000	$32,525		$56,064	$6,863

NOI yield on stabilizations (net dev costs)	9.0%	10.3%	7.8%-7.9%	8.6%		7.5%	6.3%
Development stabilizations – total costs after outparcel allocation	$352,784	$111,250	$103,114-$120,000	$35,163		$60,643	$7,308
NOI yield on costs after outparcel allocation	8.3%	9.5%	7.2%-7.3%	7.9%		6.9%	5.9%

Transaction profits net of taxes and dead deal costs *	$57,927	$42,411	$20,000-$21,000	$4,059	-$	130	$4,831
Minority share of transaction profits	$0	$0	$0	$0		$0	$0
Third party fees and commissions	$33,064	$36,332	$27,500-$29,500	$7,757		$6,898	$7,825

*        2007A includes $4.4 MM for our 50% share of the sale of Shops of San Marco, accounted for as an unconsolidated development; 2008A includes $19.7 million of promote income. 2009E includes $12 million of promote income.

Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	48.9%	50.0%	< 50%	51.2%

Net Asset Valuation Guidance				1Q09	2Q09		3Q09
Expansion land and outparcels available — estimated market value				$35,595		$57,416	$53,763
NOI from CIP properties				$6,933		$5,812	$7,353
NOI from leases signed but not yet rent-paying in operating properties (including stabilized developments)				$1,471		$1,046	$1,041
Straight-line rent receivable				$37,068		$38,202	$39,518

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Recurring FFO Guidance to Net Income

September 30, 2009

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended December 31, 2009		Full Year 2009

Net income attributable to common stockholders	$0.17	0.22	$(0.89)	(0.84)

Adjustments to reconcile net income to FFO:
Depreciation expense and amortization	0.46	0.46	1.94	1.94
Loss (gain) on sale of operating properties	—	—	(0.03)	(0.03)

Funds From Operations	$0.63	0.68	$1.02	1.07

Adjustments to reconcile FFO to Recurring FFO:
All non-recurring items as defined below	(0.10)	(0.10)	$1.57	$1.57

Recurring Funds From Operations	$0.53	0.58	$2.59	2.64

Weighted average shares (000’s)	80,530		77,192

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income attributable to common stockholders (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.

Regency also provides “Recurring FFO” for the purpose of excluding those items considered non-recurring that are included within FFO. Non-recurring income would include transaction profits, net, which is comprised of development and outparcel gains, and non-recurring transaction fees such as promote income, net of dead deal costs and applicable income taxes. Non-recurring expenses would include provisions for impairment, restructuring charges, losses on early debt stock extinguishments, and other significant one-time charges considered non-recurring.